Exhibit 2

WESTPAC BANKING CORPORATION ABN 33 007 457 141 Lett to nght FullYear 2016 Financial Results Nove1nber 2016 200 I 'llestpacGROUP 200 years proudly supporting Australia Anton o Trocoli.Westpac: Sc Westpac Rosc:lle H copte Bob M farm r Smtih fifthg r nd W tpac to

Westpac Full Year 2016 result index

Full Year 2016 Result Presentation	**3**
Investor Discussion Pack of Full Year 2016 Result	**29**
Strategy	**30**
Overview	**35**
Performance discipline	37
Service leadership	41
Digital transformation	43
Workforce revolution	50
Sustainable futures	51
Earnings drivers	**54**
Net interest income	55
Non-interest income	59
Markets and Treasury income	60
Expenses	61
Impairment charges	64
Asset quality	**65**
Capital, Funding and Liquidity	**83**
Divisional results	**93**
Consumer Bank	94
Business Bank	96
BT Financial Group	98
Westpac Institutional Bank	101
Westpac New Zealand	105
Economics	**109**
Appendix and Disclaimer	**126**
Contact us	**132**

2 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16, FY15 and 2H16 and 1H16 periods. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Brian Hartzer
Chief Executive Officer

200 | Westpac GROUP

200 years proudly supporting Australia

Consistent operating performance; strengthening the franchise

- Core earnings up 3%, cash earnings flat, ROE lower
- Disciplined management in an environment of increased competition, low interest rates, and higher capital
- Consumer and Business Banks strong; more difficult conditions in Wealth and WIB
- Good progress on productivity and digital transformation
- Franchise value has grown – world's most sustainable bank[1]
- Dividend unchanged

1 Global banking leader in the Dow Jones Sustainability Index 2016.

4 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Headline results

	FY16	Change FY16 – FY15	Change 2H16 – 1H16
Reported NPAT	$7,445m	(7%)	1%
Cash earnings	$7,822m	-	-
Cash EPS[1]	235.5c	(5%)	(1%)
Common equity Tier 1 capital ratio[2]	9.5%	(2bps)	(99bps)
Return on equity[3]	14.0%	(185bps)	(31bps)
Net tangible assets per share	$13.96	7%	2%
Margin (excl. Treasury and Markets)[4]	2.06%	3bps	(3bps)
Expense to income ratio[4]	42.0%	(7bps)	71bps
Impairment charge to avg. gross loans	17bps	5bps	(7bps)
Fully franked dividend[5]	188cps	1%	-

1 Cash EPS is cash earnings per weighted average ordinary shares. 2 Common equity Tier 1 capital ratio on an APRA Basel III basis. 3 Return on equity is cash earnings divided by average ordinary equity. 4 Cash earnings basis. 5 Cents per share.

5 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Prioritising strength while managing return

Strength

- Capital above preferred range ✓
- LCR & NSFR above minimums ✓
- Proactive provisioning ✓
- Improved Auto delinquencies in 2H16 ✓

Return

- Lower ROE ✗
- Management of margins ✓
  - WIB prioritised return over growth ✓

Growth

- Good growth in targeted areas, particularly mortgages, deposits, and SME ✓
- Fees and commission income ✗
- Wealth/insurance sales ✗

Productivity

- Maintained expense to income ratio ✓
- Lift in productivity savings ✓
- Further rise in regulatory/ compliance costs ✗

6 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

Continued focus on productivity

Dealing with the current environment

- Maintained positive jaws
- Increased productivity savings to $263m
- Continued to invest in service strategy

Annual productivity savings ($m)



263
239
219
FY14
FY15
FY16

Building for the future

Digitising the business

- 7 of top 10 manual activities digitised
- New online business banking in St.George
- Extended online origination via LOLA
- Digital sales as a % of total sales 22%[1]
- CashNav (money management app) launched in NZ

Re-platforming

- Upgraded St.George Hogan to Celeriti
- Customer Service Hub underway
- Key modules of Panorama launched and delivering

1 Digital sales as % of total sales 22% in 2H16.

7 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Growing the retail franchise

Cash earnings[1] ($m)



5,052
8%
5,440
6%
5,792
New Zealand[1]
Business Bank
Consumer Bank
FY14
FY15
FY16

Expanding the franchise[2]

New Zealand

- Customer numbers up 1%
- Lending up 9%[3]
- Deposits up 11%[3]

Business Bank

- Customer numbers up 5%
- SME lending up 8%
- Deposits up 9%

Consumer Bank

- Customer numbers up 3%
- Lending up 8%
- Deposits up 7%

1 New Zealand reported in A$. In NZ$ cash earnings for FY14 NZ$884m, FY15 NZ$905m and FY16 NZ$872m. 2 Reflects changes from FY15. 3 Growth in NZ$

8 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Consumer Bank consistently delivering



Revenue ($m)
3,560
3,776
3,970
4,051
1H15
2H15
1H16
2H16



Expense to income ratio (%)
43.1
41.8
41.2
40.3
1H15
2H15
1H16
2H16



Core earnings ($m)
2,025
2,198
2,333
2,418
1H15
2H15
1H16
2H16



Cash earnings ($m)
1,240
1,380
1,444
1,537
1H15
2H15
1H16
2H16

9 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Tougher conditions impact Wealth and WIB

BTFG Cash earnings ($m)



Funds management (Excl BTIM)
Insurance
469
333
536
291
520
309
FY14
FY15
FY16

Movement FY16 – FY15	
FUM (spot)	5%
FUA (spot)	7%
Life in-force premiums	9%
General insurance gross written premiums	2%
Private wealth cash earnings growth	24%
Life insurance claims ratio	+269bps

WIB Cash earnings ($m)



1,519
1,343
1,098
FY14
FY15
FY16

Movement FY16 – FY15	
Lending	(3%)
Deposits	10%
Markets customer income	(2%)
Margin YoY	(7bps)
Margin HoH	+4bps
Impaired assets to TCE[1]	+19bps

1 TCE is total committed exposure.

10 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Seeking to achieve ROE in the range of 13-14%

ROE considerations

- ROE has structurally fallen since GFC
  - Decline in interest rates
  - Lower margins
  - Increased regulatory capital
- Healthy ROE is required to attract investment and support the economy through the cycle
- Seeking to achieve a ROE in the range of 13-14% in the medium term

Cash return on equity (%)



23
21
19
17
15
13
11
9
7
5
Pre GFC average
Post GFC average
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

	DuPont analysis	2006	2011	2016	Comments	
+	Return on AIEA[1]	1.23%	1.15%	1.08%	• Lower margins and fee income	↓
×	Leverage (AIEA/equity[2])	18.8x	13.9x	12.9x	• More capital	↓
=	Return on equity	23%	16%	14%		↓

1 Average interest-earning assets. 2 Equity is average ordinary equity.

11 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Dividends

Dividends (cents per share)



Special dividends
10
10
82
84
86
88
90
92
93
94
94
94
1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15 1H16 2H16

Dividend considerations in 2H16

- Strong capital position; comfortably above preferred range
- Modest RWA growth[1]
- Sustainability of the payout ratio over the long term
- Surplus franking credits

Dividend payout ratio (%)



78 76 76 77 74 74 77 74 80 80
63 60 76 77 74 65 49 64 72 72
Payout ratio (cash earnings basis)
Effective payout ratio2 (after DRP)
1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15 1H16 2H16

1 Growth in RWA before changes in calculation of mortgage RWA. 2 Effective payout ratio assumes 2H16 DRP participation of 10.0%.

12 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Sustainably increasing the value of the franchise

More customers; deeper relationships

- Customer numbers up 2% in FY16
- Deepening relationships
- Customer complaints down 31%; more to do on customer satisfaction

Improving efficiency

- Targeting a sub 40% expense to income ratio
- Significant progress on digitising the company
- Major steps in re-platforming technology

No compromises on risk

- Balance sheet stronger across all dimensions
- Asset quality in good shape; proactive provisioning
- Simplifying business; focussed on relationship customers

13 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Expectations for operating environment

- Australian outlook remains positive; transition to a more innovative services-based economy is continuing
- Signs of housing market moderating although underlying demand remains
- Some uncertainty in global markets, particularly Europe (including the UK) and China, likely to continue
- Westpac is well positioned to manage to the environment while delivering on our strategy

14 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16, FY15 and 2H16 and 1H16 periods. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Peter King
Chief Financial Officer

200 | Westpac GROUP

200 years proudly supporting Australia

Results at a glance

Cash earnings 2H16 – 1H16 ($m)



$41m in additional regulatory and compliance costs
No large institutional impairments this half
3,904
42
(77)
(60)
210
(101)
3,918
Trading income down 16%
AIEA up 2%, margins down 3bps
Flat
1H16
Net interest income
Non-interest income
Expenses
Impairment charges
Tax & non-controlling interests
2H16

Infrequent/volatile items ($m)

Cash earnings impact	2H15	1H16	2H16
Asset sales	64	0	**(4)**
Performance fees	25	0	**22**
Group CVA[1]	(1)	3	**3**
Tax matters resolved	57	57	**0**
Total cash earnings impact	**145**	**60**	**21**

1 CVA is credit valuation adjustment.

16 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Targeted balance sheet growth



Loan/deposit growth 2H16 v 1H16 (%)
SME up 5%
Strong deposit growth lifted customer deposit to loan ratio over 70%
3
3
(2)
6
Includes 21% fall in trade exposures overseas
Australian[1] Housing
Business Bank (Excl. Mortgages)
Institutional[2] Bank
Customer deposits

1 Total Australian mortgages across all divisions. 2 Institutional bank includes Australian and offshore balance sheet

17 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Margins impacted by cost of funds

Net interest margin (NIM) (%)



Treasury & Markets impact on NIM
NIM excl. Treasury & Markets
2.14
0.07
2.07
3bps
(2bps)
(3bps)
(1bp)
0
0
2.11
0.07
2.04
NIM excl. Treasury and Markets down 3bps
1H16
Assets
Customer deposits
Term wholesale funding
Capital & other
Liquidity costs
Treasury & markets
2H16

Net interest margin drivers



Australian term deposit costs over benchmark1
1.5%
1.3%
1.1%
0.9%
0.7%
0.5%
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16



Lower interest rates
9%
7%
5%
3%
1%
3 year swap rate (spot)
Tractor2
Sep-00
Sep-02
Sep-04
Sep-06
Sep-08
Sep-10
Sep-12
Sep-14
Sep-16

1 Term deposit rates less equivalent term swap rate. 2 Three year swap rate average moving average which reflects a return on capital balances and other low rate deposits.

18 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Non-interest income

Non-interest income by division ($m)



2,966
18
6
(18)
(94)
(1)
12
2,889
1H16
CB
BB
BTFG
WIB
NZ[1]
Other[2]
2H16

Non-interest income growth in 2H16 (%)

Consumer Bank	4
Business Bank	1
BTFG	(2)
WIB	(12)
New Zealand (in NZ$)	(2)

Markets income, long term view ($m)



1,082
1,047
1,155
46%
55%
47%
54%
45%
53%
2H
1H
FY14
FY15
FY16

1 New Zealand in A$. 2 Other includes Group Businesses.

19 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Expenses include a rise in regulatory & compliance costs

Expense movement ($m)


Productivity accelerated in 2H16 $263m for year
4,419
99
(147)
67
4,438
41
4,479
0.4%
1.0%
1.4%
1H16
Ongoing expenses
Productivity
Investments
2H16 pre-reg/compliance
Additional reg/compliance
2H16

Expense growth in 2H16 (%)

Consumer Bank	0
Business Bank	0
BTFG	5
WIB	1
New Zealand (in NZ$)	1
Group Businesses	4

Productivity benefits ($m)


219
239
263
FY14
FY15
FY16

20 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Drivers of investment spend

Investment spend ($m)



1,025
20%
1,227
55%
45%
57%
43%
2H
1H
FY15
FY16

Investment spending

- FY16 spend $1.23bn, skewed to 2H16
- Per cent expensed increased from change in accounting approach
  - 42% in FY16
  - 37% in FY15

Capitalised software ($bn)



1.65
3.8
0.55
1.78
2.9
0.57
Balance
Annual amortisation
Average amortisation period (years)
FY15
FY16

21 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Asset quality remains sound

Stressed exposures as a % of TCE[1]



Watchlist & substandard
90+ days past due and not impaired
Impaired
1.30
3.09
3.20
2.48
2.17
1.60
1.24
0.99
1.20
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16

Stressed exposure by sector/industry ($bn)



Sep-15
Mar-16
Sep-16
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Consumer
Agri, forestry & fishing
W'sale & retail trade
Business services
Manufacturing
Property
Services industries
Transport & storage
Construction
Mining
Accom'tion & restaurants
Finance & insurance
Other
Utilities

1 TCE is total committed exposure.

22 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Asset quality – commercial property

Commercial property (%)



% of TCE (lhs)
% of TCE in stress (rhs)
10
8
6
4
2
-
20
15
10
5
-
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16

LVRs of residential apartment development portfolio >$20m, by completion date (%)



Average 54%
58.0
55.1
49.9
45.0
2016
2017
2018
2020[1]
Year of completion

1 There are no completions currently in the portfolio for 2019.

Residential development portfolio >$20m

Lending for residential apartment development >$20m ("high rise")	$5.1bn
Weighted average LVR	54%
Estimated market share	14%
Exposure to Sydney major markets, Perth metro, Inner Brisbane, Inner Melbourne	$3.2bn

Mortgages for inner city apartments

Loans	$13.0bn
Average LVR at origination	69%
Average dynamic LVR	54%
Dynamic LVR >90%	2.9%
90+ day delinquencies	30bps

23 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

Asset quality – consumer delinquencies and NZ dairy

Aust. mortgage 90+ day delinquencies (%)



1.5
1.0
0.5
0.0
NSW/ACT
VIC/TAS
QLD
WA
SA/NT
ALL
0.53
0.47
0.45
0.66
Sep-13
Sep-14
Sep-15
Sep-16

Aust. other personal 90+ day delinquencies (%)



2.5
2.0
1.5
1.0
0.5
0.0
Credit cards
Total unsecured
Personal (excl. auto)
Auto
1.82
1.17
0.91
0.85
Sep-13
Sep-14
Sep-15
Sep-16

NZ dairy portfolio

	Sept-15	Sept-16
Market share[1] (%)	12.3	**13.0**
NZ dairy TCE (NZ$bn)	5.6	**5.9**
% of NZ dairy stressed[2]	4.74	**25.29**
% of NZ dairy impaired	0.13	**0.34**

Prudent management of NZ dairy

- Built dairy economic overlay since 2014
- Comprehensive file review using milk price of NZ$4.25
- Stressed assets increased $647m in 4Q16
- Impaired 0.34% (up from 0.13% at Mar-16)
- In September 2016, Fonterra lifted milk price forecast to NZ$5.25 (from NZ$4.25)

1 RBNZ Agricultural market share. 2 Includes impaired.

24 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

Impairment charge reflects sound asset quality



Impairment charge components ($m)
Individually assessed provisions (IAP)
Collectively assessed provisions
Total
New IAPs
Write-backs & recoveries
Write-offs direct
Other movements in collective provisions
$298m increase from larger names
293 273 471 256
(218) (210) (174) (173)
330 463 418 484
(64) (114) (48) (110)
341 412 667 457
1H15 2H15 1H16 2H16

25 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CET1 capital ratio above preferred range


CET1 capital ratio (% and bps)
Includes 9bps for credit spread risk in the liquids portfolio
(14bps)
14.43
Organic 15bps
Other (4bps)
9.50
1
96
10.47
(110)
96
(69)
(6)
(6)
14
(12)
(6)
9.48
Loan growth largely offset by lower interest rate risk in the banking book and market risk RWA
Data improvements, lower unutilised limits, lower exposures
Sep-15 APRA
Other movements
Entitlement offer
Mar-16 APRA
Mortgage RWA changes[1]
Cash earnings
Interim dividend (net of DRP)
Ordinary RWA growth
Other movements
RWA efficiency intaitives
Regulatory modelling changes
FX - Credit RWA
Sep-16 APRA
Sep-16 Int. Comp.[2]

1. APRA's revision to the calculation of RWA for Australian residential mortgages, which came into effect on 1 July 2016. 2 Internationally comparable methodology aligns with the APRA study titled 'International Capital Comparison Study' dated 13 July 2015.

26 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Well positioned for liquidity regulation

Liabilities and equity[1] ($bn)



W'sale - onshore short term[2]
W'sale - offshore short term[2]
W'sale - long term
Equity[3]
Customer deposits
45
72
123
53
427
52
64
125
59
467
-11%
+11%
+$40bn
2015
2016

LCR customer deposit run-off	2015	2016
	15%	14%

Assets[1] ($bn)



Third party liquid assets
Loans - supporting CLF[4]
Loans - not supporting CLF
79
53
570
89
52
610
+13%
+$40bn
2015
2016

	2015	2016	2017
CLF ($bn)	66	59	49

1 Excludes other assets and liabilities. Refer to Section 2.4.1 of Westpac's 2016 Full Year Financial Results for details of total assets and total liabilities for 2015 and 2016. 2 Includes long term wholesale funding with a residual maturity less than or equal to 1 year. 3 Equity excludes FX translation, Available-for-Sale securities and Cash Flow Hedging Reserves. 4 Relates to internally securitised assets that are eligible for repurchase with the RBA.

27 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Considerations for FY17

- Continued discipline on growth/return
- New liquidity rules see tighter link between loan and deposit growth
- Active margin management required given competition and higher funding costs
- Target expense growth at bottom end of 2-3% range
- Productivity gains similar to FY16
- Asset quality expected to remain sound
- Continue to invest to support franchise growth and productivity

28 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16 and FY15 years, including 2H16 and 1H16. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Investor Discussion Pack

200 | Westpac GROUP

200 years proudly supporting Australia

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16 and FY15 years, including 2H16 and 1H16. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Strategy

200 | Westpac GROUP
200 years proudly supporting Australia

STRATEGY

Westpac Group at a glance: Australia's First Bank

- Australia's first bank and first company, opened in 1817
- Australia's 2nd largest bank and 13th largest bank in the world, ranked by market capitalisation[1]
- Well positioned across key markets with a service-led strategy focused on customers and differentiated through service
- Supporting consumers and businesses in Australia and New Zealand and customers with ties to these markets
- Unique portfolio of brands providing a full range of financial services including consumer, business and institutional banking, wealth management and insurance
- Strong capital, funding, liquidity, with sound asset quality
- Credit ratings AA- / Aa2 / AA-[3]
- One of the most efficient banks globally[2]
- Consistent earnings profile over time
- Leader in sustainability[4]

WBC listed on ASX & NZX

WBK LISTED NYSE

Consumer Bank	Business Bank	BT Financial Group	Institutional Bank	Westpac New Zealand
Westpac	Westpac	BT		
St.George	St.George	Advance		
BankSA	BankSA	Ascalon		
Bank of Melbourne	Bank of Melbourne	Asgard	Westpac Pacific	
RAMS		BT Select		
		Licensee Select		
		Securitor		

Key statistics as at 30 Sep 2016

Customers	13.4m
Australian household deposit market share[5]	23%
Australian mortgage market share[6]	23%
Australian business market share[6]	19%
New Zealand deposit market share[7]	20%
New Zealand consumer lending market share[7]	20%
Australian wealth platforms market share[8]	19%

Key financial data for FY16 (30 Sep 2016)

Reported net profit after tax	$7,445m
Cash earnings	$7,822m
Expense to income ratio[9]	42.0%
Common equity Tier 1 capital ratio (APRA basis)	9.5%
Return on equity[9]	14.0%
Total assets	$839bn
Market capitalisation[10]	$99bn

1 30 September 2016. Source: S&P Capital IQ, based in US Dollars. 2 S&P Global Ratings, Moody's Investors Service and Fitch Ratings respectively. S&P Global Ratings and Moody's Investors Services have Westpac on a negative outlook, Fitch Ratings has Westpac on a stable outlook. 3 Credit Suisse analysis of expense to income ratio of world's largest banks September 2016. 4 Included in 2016 Global 100 most sustainable companies, announced at World Economic Forum in January 2016. 5 APRA Banking Statistics, September 2016. 6 RBA Financial Aggregates, September 2016. 7 RBNZ, September 2016. 8 Strategic Insight, June 2016, All Master Funds Admin. 9 Cash earnings basis. 10 Based on share price as at 30 September 2016, $29.51.

31 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

STRATEGY

Delivering on our five strategic priorities

Vision	*To be one of the world's great service companies, helping our customers, communities and people to prosper and grow*				
Strategic Priorities	Performance Discipline	Service Leadership	Digital Transformation	Targeted Growth	Workforce Revolution
Measures	Seeking 13% - 14% ROE (medium-term)	+1m customers (2015-2017)	Cost growth 2-3% per annum and expense to income ratio below 40%	Stronger growth in wealth and SME	Employee engagement in top performing norms, women in leadership 50% by end of 2017
Progress in FY16	ROE 14.0%	13.4m customers Up 2% Sep16 – Sep15	Digitised 7of the10 top manual transactions, $263m productivity benefits, and expense to income ratio 42%	SME business loan growth of 8% and FUM/FUA growth of 9% and 7% respectively	Employee engagement 69% Women in leadership 48%

32 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

STRATEGY

Sources of comparative advantage

Excellent strategic position

- Seeking to differentiate on service
- No. 1 or 2 position across key markets - all divisions well placed
- Unique portfolio of brands, reaching a broader customer set
- Comparative advantage in wealth platforms
- Actively embracing digital opportunities with leading online and mobile capability
- Underweight mining sector, NZ dairy and Western Australia

Sector leading balance sheet

- Asset quality
  - Sector leading through global financial crisis
  - Sound quality; balance sheet skewed to mortgages
  - Low impaired assets; well provisioned at 49%[1]
- Capital
  - CET1 capital ratio in top quartile of international peers
- Liquidity
  - 85% of funding from stable sources
  - High liquidity levels; LCR of 134%

Global efficiency leader

- Expense to income ratio at lower end of global peers and below average of Australian major banks at 42.0%
- Only major Australian bank with a target of reducing expense to income ratio below 40%
- Productivity focus has delivered $1.8bn of savings FY09 to FY16

Sustainability culture

- Australia's first bank and company, approaching 200 year anniversary in 2017
- Global banking leader in Dow Jones Sustainability Index since 2002, named sector leader 9 times, including 2014, 2015 and 2016
- Ranked as one of the Global 100 most sustainable corporations in the world by Corporate Knights for 10 of the last 11 years
- Only major Australian bank SEC registered and listed on NYSE

1 Gross impaired asset provisions to gross impaired loans.

33 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

STRATEGY

Consistent performer over the long term


Cash earnings ($bn)
3.1
3.5
5.0
4.7
5.9
6.3
6.6
7.1
7.6
7.8
7.8
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16


Cash earnings per share (cents)
167.2
189.4
198.3
163.7
197.8
209.3
214.8
227.8
245.4
248.2
235.5
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16


Common equity Tier 1 capital ratio (%)
7.4
8.2
9.1
9.0
9.5
9.5
14.4
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16
Int. comparable1

1 Refer slide 89 for details of internationally comparable CET1 capital ratio.

34 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16 and FY15 years, including 2H16 and 1H16. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Overview

200 | Westpac GROUP

200 years proudly supporting Australia

RESULTS

Cash earnings and reported net profit reconciliation

Cash earnings[1] policy

- Westpac Group uses a measure of performance referred to as cash earnings to assess financial performance at both a Group and divisional level
- This measure has been used in the Australian banking market for well over a decade and management believes it is the most effective way to assess performance for the current period against prior periods and to compare performance across divisions and across peer companies
- To calculate cash earnings, reported net profit is adjusted for:
  - Material items that key decision makers at the Westpac Group believe do not reflect ongoing operations (both positive and negative)
  - Items that are not considered when dividends are recommended, such as the amortisation of intangibles, impact of Treasury shares and economic hedging impacts
  - Accounting reclassifications between individual line items that do not impact reported results

Reported profit and cash earnings ($bn)



Reported profit
Cash earnings
7.0
6.3
5.9
6.6
6.8
7.1
7.6
7.6
8.0
7.8
7.4
7.8
FY11
FY12
FY13
FY14
FY15
FY16

	FY16 ($m)	% change FY16-FY15	% change 2H16-1H16
Cash earnings	7,822	-	-
Cash EPS (cents)	235.5	(5)	(1)
Reported net profit	7,445	(7)	1

Reported net profit and cash earnings[1] adjustments ($m)

	FY15	FY16
Reported net profit	8,012	7,445
Partial sale of BTIM	(665)	-
Capitalised technology cost balances	354	-
Amortisation of intangible assets	149	158
Acquisition transaction and integration expenses	66	15
Lloyds tax adjustments	(64)	-
Fair value (gain)/loss on economic hedges	(33)	203
Ineffective hedges	1	(9)
Treasury shares	1	10
Buyback of government guaranteed debt	(1)	-
Cash earnings	7,820	7,822

1 Cash earnings is not a measure of cash flow or net profit determined on a cash accounting basis, as it includes non-cash items reflected in net profit determined in accordance with AAS (Australian Accounting Standards). The specific adjustments outlined include both cash and non-cash items. Cash earnings is reported net profit adjusted for material items to ensure they appropriately reflect profits available to ordinary shareholders. All adjustments shown are after tax. For further details refer to slide 127.

36 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

PERFORMANCE DISCIPLINE

FY16 financial snapshot

	FY16	Change FY16 – FY15	Change 2H16 – 1H16
Earnings[1]			
Earnings per share (cents)	235.5	(5%)	(1%)
Core earnings ($m)	12,305	3%	(2%)
Cash earnings ($m)	7,822	-	-
Return on equity (%)	14.0	(185bps)	(31bps)
Dividend (cents per share)	188	1%	-
Expense to income ratio (%)	42.0	(7bps)	71bps
Net interest margin (%)	2.13	5bps	(3bps)
Asset quality			
Impairment charges to average gross loans (bps)	17	5bps	(7bps)
Gross impaired assets to gross loans (bps)	32	2bps	(7bps)
Gross impaired asset provisions to gross impaired assets (%)	49.4	314bps	177bps

	FY16	Change FY16 – FY15	Change 2H16 – 1H16
Balance sheet			
Total assets ($bn)	839.2	3%	1%
Common equity Tier 1 (CET1) capital ratio (APRA basis) (%)	9.5	(2bps)	(99bps)
CET1 capital ratio (Internationally comparable[2]) (%)	14.4	123bps	(24bps)
CET1 capital ($bn)	38.9	14%	2%
Risk weighted assets ($bn)	410.1	14%	13%
Loans ($bn)	661.9	6%	3%
Customer deposits ($bn)	466.6	9%	6%
Net tangible assets per share ($)	13.96	7%	2%
Funding and Liquidity			
Customer deposit to loan ratio (%)	70.5	196bps	151bps
Liquidity coverage ratio (%)	134	Large	Large
Total liquid assets[3] ($bn)	144	6%	4%

1 All measures on a cash earnings basis. 2 Internationally comparable methodology aligns with the APRA study titled 'International Capital Comparison Study' of 13 July 2015. 3 Total liquid assets represent cash, interbank deposits and assets eligible for existing repurchase agreements with a central bank

37 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

PERFORMANCE DISCIPLINE

Cash earnings flat over the year and prior half

	FY16 ($m)	% chg FY16-FY15	% chg 2H16-1H16
Net interest income	15,348	8	1
Non-interest income	5,855	(7)	(3)
Expenses	8,898	3	1
Core earnings	12,305	3	(2)
Impairment charges	1,124	49	(31)
Cash earnings	7,822	-	-
Reported net profit	*7,445*	*(7)*	*1*



Cash earnings features of FY16 - FY15 ($m)
AIEA up 6%, margins up 5pbs
7,820
1,109
(446)
(263)
Additional investment and higher regulatory and compliance costs
(371)
(27)
7,822
$280m partial sale and deconsolidation of BTIM; $102m lower asset sales; lower cards income and debt origination fees
Increased provisions from small number of large names, higher delinquencies and NZ dairy stress
Flat
FY15
Net interest income
Non-interest income
Expenses
Impairment charges
Tax & NCI
FY16



Cash earnings features of 2H16 - 1H16 ($m)
AIEA up 2%, margins down 3bps
Additional investment and higher regulatory and compliance costs
1H16 benefitted from finalisation of prior period tax matters
3,904
42
(77)
(60)
210
(101)
3,918
Lower trading income, higher insurance claims paid
Absence of large single names versus 1H16
Flat
1H16
Net interest income
Non-interest income
Expenses
Impairment charges
Tax & NCI
2H16

38 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

PERFORMANCE DISCIPLINE

Consumer Bank and Business Bank the main contributors

FY16 divisional[1] cash earnings movements ($m)


7,820
361
20
(38)
(245)
(29)
(67)
7,822
Flat
FY15
CB
BB
BTFG
WIB
NZ2
Other3
FY16

FY16 divisional[1] core earnings movements ($m)


11,905
528
163
(105)
(146)
(20)
(20)
12,305
Up 3%
FY15
CB
BB
BTFG
WIB
NZ2
Other3
FY16

FY16 ($m)	CB	BB	BTFG	WIB	NZ[2]	Other[3]	Group
Operating income	8,021	5,063	2,406	3,098	2,037	578	21,203
Expenses	(3,270)	(1,796)	(1,160)	(1,347)	(856)	(469)	(8,898)
Core earnings	4,751	3,267	1,246	1,751	1,181	109	12,305
Impairment (charges) / benefits	(492)	(410)	-	(177)	(54)	9	(1,124)
Tax & non-controlling interests	(1,278)	(858)	(370)	(476)	(315)	(62)	(3,359)
Cash earnings	**2,981**	**1,999**	**876**	**1,098**	**812**	**56**	**7,822**
% of Group cash earnings	**38**	**26**	**11**	**14**	**10**	**1**	

1 Refer to division definitions, slide 128. 2 In A$. 3 Other is Group Businesses (including Treasury).

39 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

PERFORMANCE DISCIPLINE

Dividends

Key dividend considerations for 2H16

- Strong capital position; comfortably above preferred range
- Modest RWA growth
- Sustainability of the payout ratio over the long term
- Surplus franking credits

Dividends (cents per share)


Special dividends
84
86
10
88
10
90
92
93
94
94
94
2H12
1H13
2H13
1H14
2H14
1H15
2H15
1H16
2H16

2H16 dividend

- 2H16 ordinary dividend of 94 cps, no change on 1H16 and 2H15
- Full year dividend of 188 cps, FY15 187 cps
- Payout ratio for 2H16 of 80.3%, FY16 80.3%
  - Effective payout ratio[1] 72%. Issuing shares to satisfy Final 2016 DRP with no discount
- 2H16 dividend yield[2] 6.4%, FY16 6.4%
  - Equivalent to a fully franked dividend yield[2] of 9.1%. FY16 9.1%

Westpac dividend yield[2] (%)


Ordinary yield
Yield after franking
5.7
8.2
4.7
6.8
6.3
9.0
6.2
8.8
6.4
9.1
2H14
1H15
2H15
1H16
2H16

Ordinary dividend payout ratio[3] (%)


Payout ratio
Effective payout ratio (after DRP)
80
72
2H11
1H12
2H12
1H13
2H13
1H14
2H14
1H15
2H15
1H16
2H16

1 Effective payout ratio assumes 2H16 DRP participation of 10.0%. 2 Data using half year dividends and share price as at 31 March and 30 September in each period. 3 On cash earnings basis.

40 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

SERVICE LEADERSHIP

Building franchise value

Customer numbers (#'m)



Consumer Bank
Business Bank
9.94
10.09
10.26
10.44
1.45
1.48
1.52
1.56
8.49
8.61
8.74
8.88
Mar-15
Sep-15
Mar-16
Sep-16

New Zealand



1.32
1.34
1.35
1.35
Mar-15
Sep-15
Mar-16
Sep-16

Customers with a wealth product [1,2] (%)

Australia



Westpac
St.George brands
Peers
21.3
19.8
16.2
15.0
11.8
Sep-14
Sep-15
Sep-16

New Zealand



28.4
Sep-14
Sep-15
Sep-16

1 Refer slide 131 for metric definition. 2 No peer data available for New Zealand.

41 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

SERVICE LEADERSHIP

Building franchise value

Customer complaints (#)


Australian retail (CB, BB and BT)
Down 37%
Down 50%
2H14
1H15
2H15
1H16
2H16
New Zealand retail
Down 10%
Down 22%
2H14
1H15
2H15
1H16
2H16

Customer satisfaction[1] Consumer and New Zealand (%), Business (mean)


Westpac
St.George brands
Peers
84.8%
83.4%
81.3%
79.7%
79.6%
Consumer
Sep-14
Sep-15
Sep-16
Westpac
St.George brands
Peers
7.6
7.2
7.2
7.2
6.9
Business
Sep-14
Sep-15
Sep-16
Peers
Westpac
74%
74%
72%
69%
65%
New Zealand
Sep-14
Sep-15
Sep-16

1 Refer slide 131 for metric definition and details of provider.

42 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

DIGITAL TRANSFORMATION

Significant momentum in our technology transformation


Today
Underway
Channels (customer interface)
Assisted
Unassisted
Omni-channel
Customer
Westpac
St.George
BT
Customer Service Hub
Systems of record
Westpac
St.George
BT
Westpac
St.George
BT
Pano-rama
Infrastructure
Westpac
St.George
BT
Common
Common
1
2
3
4

1. Common IaaS (Infrastructure as a Service) foundations implemented across group.
2. St. George Hogan deposit & transaction core system upgraded to Celeriti.
3. Significant Panorama functionality delivered including SMSF.
4. Customer Service Hub vendor selected and "steel thread" developed to prove strategy of connecting channels and systems of record through a customer hub.

* *Longer-term consolidation opportunities*

43 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

DIGITAL TRANSFORMATION

Improving the digital customer experience: Consumer & Business Bank (7 of top 10 processes digitised)

CONSUMER BANK

Card on hold

- Customers can place their card on hold using online or mobile without calling a contact centre
- Launched November 2015
- 168k cards locked to date
- Empowers customers with the flexibility of temporarily locking and unlocking their card

Activate card on mobile

- Activate card on mobile saves customers calling a contact centre or visiting a branch
- 3k customers per week activate their card via mobile device

Banker in your pocket

- St.George customers can connect through to contact centre from mobile app with no need to verity with security questions
- Saving 50-60 seconds per call (15-20% handle time)

BUSINESS BANK

Digital for bankers

LOLA

- Extended LOLA[1] to new Westpac customers and across a wider product range; $1.4bn approved since launch

business connect | connect now

- 96% increase in Connect[2] lending

Digital for customers

st.george | NBBO

- 77% customers migrated to new online platform[3] with NPS improved by 52 points

Live

- Wider range of digital self service options – including term deposit roll over and new business credit cards

Payments

- 127,000 new, state-of-the-art merchant terminals rolled out
- On-boarding completed in 5 days, down from 23
- 16% increase in Merchant customer growth, 30% reduction in complaints



1 LOLA is the business lending origination system. 2 Video conferencing and product capability via business connect and connect now. 3 New online platform is called NBBO.

44 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

DIGITAL TRANSFORMATION

Improving the digital customer experience: New Zealand and WIB

NEW ZEALAND

Westpac One

- Market leading platform. Canstar Best Online Bank in New Zealand 2016, 2015
- Around 32% of all applications are online with over 50% of all card applications
- 736k active digital customers
- Up 8% since WestpacOne launched in April 2015
- Active digital customers now 54%

2016 Canstar Best Online Bank in New Zealand

CashNav

- Launched CashNav, the first integrated app in New Zealand to track finances and deliver spending insights
- Over 50,000 registrations to date since launched on 1 September 2016

CashNav



Transforming the network

- Further enhanced 24/7 capability
- 162 Smart ATMs now in two thirds of branches
- Half of branches have 24/7 banking lobbies
- 34% reduction in branch transactions[1]
- 9 (9%) branches closed[1] with another 19 to close 1Q17



WIB

Digitised customer forms

- 45% reduction in turn-around times to identify and verify new entities for Anti-Money Laundering / Know Your Customer purposes to 11 days from 20

Digital forms

UnionPay

- Launched UnionPay[2] as a payment channel through QuickStream and PayWay
- Provides payments capabilities for holders of Chinese UnionPay credit cards to WIB and Business Bank customers who use QuickStream and PayWay receivables solutions

Other digital innovations

- Commercialised data analytics capability
- Delivered keystroke automation, reducing the end-to-end transaction account opening process
- Piloting LanternPay to facilitate payments through the National Disability Insurance Scheme lantern pay

1 Changes since 2013. 2 UnionPay http://www.unionpayintl.com/.

45 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

DIGITAL TRANSFORMATION

Improving the digital customer experience: BTFG

SUPERANNUATION & INSURANCE

Wealth review



- Personalised tool enabling members to evaluate their current and future financial situation
- Accessible to members across Australia

Super profile



- Launched BT Super Profile
- Supports customers by providing 7 key actions to get their super "sorted"
- Customers are given a score out of 100%, and a list of actions to complete their profile

SuperCheck



- An innovative solution helping reunite customers with their lost super
- Westpac Live customers can search and see all their super savings in less than 60 seconds
- Customers can choose to open a BT Super for Life account and combine their super savings

Digital in insurance



- Policy display – customers can see their home and contents insurance policies in their Online Banking
- Single sign-on and pre-population of customer details into online Home & Contents quotes

PANORAMA

Commercialising Panorama – a market leading wealth management platform for customers and advisers



- ✓ **Modular** - flexible architecture to cater to different clients needs
- ✓ **Connectivity** - connect to existing accounting software
- ✓ **Collaboration** - collaborate with accounting partner to complete fund administration for SMSF
- ✓ **Compliance** - embedded trading platform to assist administration

Functionality and capability

- 2,764 registered Advisers now on Panorama
- Full Westpac live integration
- Over 2,000 SMSF accounts – growing momentum in activity
- Advised Investment Platform and Direct Investor offers now complete
- SMSF offer - a complete end to end offer for all customers including trustees, advisers and accountants



46 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

DIGITAL TRANSFORMATION

Examples of digitisation improving service and efficiency for contact centres

Contact centre average call times[1] (seconds)


378
-16%
319
Standard call
Call via mobile banking link

Saving an average of 150 hours per month since launch[1]

Card lock/unlock calls[2] (#)


284,883
-16%
238,380
Pre digitisation
Post digitisation

Saving around 388 hours per month since launch[2]

Contact centre complaints (#)


2,136
2,394
1,739
1,448
1H15
2H15
1H16
2H16

NPS[3] contact centre


66
66
67
68
1H15
2H15
1H16
2H16

1 Connect, the ability to connect with a contact centre via mobile banking for the St George brand, was launched in April 2016. 2 Card lock/unlock launched November 2015. 3 NPS score based on post-call customer survey captured through internal systems of NICE (Westpac) and Qfinity (SGB).

47 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

DIGITAL TRANSFORMATION

Actively responding to new digital opportunities[1]

Accelerating innovation

"The Cave" is an innovation hub in Kogarah where our technology partners can showcase solutions

"Garage" is an agile workplace where our business can solve customer problems, prototype solutions and develop new business models, supported by our Entrepreneurs in residence





Market-leading innovation capabilities, including a dedicated innovation centre "the hive"

Active member of R3 creating opportunities through industry collaboration. Utilising distributed ledger based systems to simplify and automate more financial services

R3 CEV[2]

Sponsoring & investing to build new tech businesses



Invested in QuintessenceLabs creating opportunities with quantum technology that strongly encrypts confidential data

Uno is a digital mortgage broker providing customers with ability to search, compare and apply for a home loan digitally uno.[2]

STONE & CHALK[2]

Sponsoring companies such as Stone & Chalk to foster and accelerate the development of fintech start-ups

Partnership with Inloop – Australia's leading provider of "closed loop" solutions; allowing organisations to control and monitor transactions securely and in compliance with incoming legislation. The range of transaction solutions can be tailored to meet customer needs



1 For more information on our technology transformation, refer to September 2015 strategy update 'Unlocking Westpac's Potential'. 2 Logos are of the respective companies R3, Stone & Chalk & uno.

48 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

DIGITAL TRANSFORMATION

Reinventure – Investing in new technology businesses

Westpac has committed $100m to Reinventure, an independently run venture capital fund. The operation allows Westpac to gain insights into emerging fintech business models, adjacent business opportunities and entrepreneurial ways to execute at speed

Auror.
Via data, sheds light on high volume crimes, improving prevention and detection flare (New)
A free, all-in-one HR and benefits platform that manages on-boarding and compliance and lets HR professionals focus on value added tasks

PROMISEPAY
A one-stop payments platform that helps marketplaces, merchants and their customers transact simply and securely online coinbase
A bitcoin wallet and platform where merchants and consumers can transact the digital currency, bitcoin

ZETARIS
A global Big Data, business intelligence and enterprise data warehousing company

OpenAgent.com.au (New)
A platform to help home sellers find and compare real estate agents nabo
A social media platform for local communities. Nabo differentiates itself by helping residents develop real online geographical communities (by suburbs)

SocietyOne
A peer-to-peer lending platform reducing the cost of originating and managing consumer loans, sharing its operating cost advantage with both borrowers and investors to get a better deal

DATA REPUBLIC
A trust framework and secure platform that allows users to exchange data safely and securely

VALIANT (New)
A business loan marketplace that matches SMEs to the best lender based on their characteristics and needs

Hey YOU
An app to revolutionise the payment process for customers when dining out or grabbing a coffee on the go

49 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack
200

WORKFORCE REVOLUTION

Workforce revolution delivering

Agile work space providing benefits

- Around 10,200 employees now in Agile workplaces
- Delivering following benefits
  - 87% decline in paper and storage
  - 25% lower office copy paper usage[1]
  - Respond faster to changing business needs, saving around $800k pa in relocation expenses


Westpac GROUP
Find a colleague
Welcome to Kent St
Find a workplace
Add more pins
Learn more
Search
My Team
My info
Agile Workplace
Help & Info
Advocacy

Agile working supported with our worksmart app

Women in leadership[2] (%)


42
44
46
48
Sep-13
Sep-14
Sep-15
Sep-16

Lost time injury frequency rate (rolling 12 months) (#)


1.5
1.1
0.8
0.8
Sep-13
Sep-14
Sep-15
Sep-16

High performer retention (rolling 12 months) (%)


96
96
95
95
Sep-13
Sep-14
Sep-15
Sep-16

New starter retention (rolling 12 months) (%)


87
88
85
86
Sep-13
Sep-14
Sep-15
Sep-16

1 Reduction in office copy paper costs is in real terms over the last three years. 2 Spot number as at 30 September of each of the years.

50 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

SUSTAINABLE FUTURES

Continued sustainability leadership

Strategic priorities and FY16 progress highlights

1 Embracing societal change

Help improve the way people work and live as our society changes

- Proportion of leadership roles held by women moved closer to our 2017 target of 50%, increasing to 48%, up from 46% last year
- Recruited an additional 140 Indigenous Australians in 2016

2 Environmental solutions

Help find solutions to environmental challenges

- Total committed exposure to the CleanTech and environmental services sector was $6.2bn as at 30 September 2016, remaining ahead of target[1]
- St.George's Barangaroo branch was the first retail fit-out in Australia to be awarded a 6 Star Green Star rating, the first bank branch nationally to be rated by the GBCA[2]

3 Better financial futures

Help customers to have a better relationship with money, for a better life

- Over 64,000 customers brought into the banking system in the Pacific in 2016, and over 100,000 mobile banking activations since 2014
- Increased lending to the social and affordable housing sector to $1.05bn, up from $1.02bn as at 30 September 2015

Further information on Westpac's Sustainability and progress on our strategic priorities is available at www.westpac.com.au/sustainability

Leading track record

- Most sustainable bank globally in the 2016 Dow Jones Sustainability Index for the third time in a row, and among sector leaders annually since 2002
- Included in the Global 100 Most Sustainable Corporations in the World by Corporate Knights for 10 of the last 11 years
- Included in the 2016 CDP[3] Climate A list, ranking Westpac among the top 9% of participating companies globally

Significant achievements

- External Stakeholder Advisory Council appointed
- Social enterprises supported by Westpac Foundation created 2,912 employment pathways including 839 jobs
- Made significant progress against our Sustainability Strategy with more than half of the 2017 targets met or exceeded ahead of schedule

1 From 2015, a higher threshold for green buildings was introduced in line with industry trends. 2 Rated by Green Building Council of Australia (GBCA) under the Green Star Interiors tool. 3 Formerly the Carbon Disclosure Project.

51 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

SUSTAINABLE FUTURES

Continued support for CleanTech and renewable electricity generation (Australia and New Zealand)

CleanTech[1] and environmental services TCE by type (%)


3.1
1.3
0.5
0.4
5.3
34.2
55.3
Green buildings
Renewable energy
Forestry
Waste
Other
Energy efficiency
Green businesses
TCE[2] at 30 September 2016 $6.2bn

Electricity generation portfolio (%)


Renewable
Non-renewable
54.8
48.3
45.1
41.4
39.3
40.6
45.2
51.7
54.9
58.6
60.7
59.4
2011
2012
2013
2014
2015
2016

Emissions intensity (tCO_2-e/MWh) – Australia only


Westpac electricty generation portfolio
National Electrcity Market (NEM) Benchmark
0.44
0.87
0.41
0.87
0.38
0.91
0.38
0.90
2013
2014
2015
2016

Electricity generation TCE by type (%)


3.1
2.0
15.8
19.7
59.4
Renewable energy
Gas
Black coal
Brown coal
Liquid fuel
TCE[2] at 30 September 2016 $3.1bn

1 In 2016 Westpac had no exposure to waster or land remediation projects that met the criteria for the Group's CleanTech exposures. 2 TCE represents exposures in WIB.

For further details refer to Westpac Group 2016 Sustainability Performance Report or www.westpac.com.au/sustainability

52 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

SUSTAINABLE FUTURES

Actively supporting Australia

Supporting communities[1]

Backing economic activity	• Provide loans to help Australians own their home or grow their business • Support the efficient flow of funds in the economy and keep deposits safe	**$103bn** new lending[2] **$576bn** total Aust. loans
Wealth of many Australians	• Support working and retired Australians either directly (622K shareholders) or via their super funds	**$6.3bn** in dividends; Market capitalisation $99bn
The bottom line	• 3rd largest Australian taxpayer[3] paying more than $3bn in income tax in 2015	**>$3.3bn** in income tax expense
The workforce	• Employ 39,568 people	**$4.6bn** in payments to employees
The nation	• $10m launch of Westpac 200 Businesses of tomorrow • First 100 Westpac Scholars • 40+ years continuous support of the Westpac Rescue Helicopter Service	**>1%** community contributions to pre-tax profit

Income tax expense on a cash earnings basis ($m)	FY15	FY16
Notional income tax based on the Australian company tax rate of 30%	3,346	3,354
Net amounts not deductible/(not assessable)	(72)	(10)
Total income tax expense in the income statement	3,274	3,344
Effective tax rate (%)	29.4	29.9

Other tax/government payments ($m)	FY15	FY16
Net GST, Payroll tax, FBT	443	447

Westpac also makes a number of other government and regulatory payments including fees for committed liquidity facility, APRA fees and stamp duties which are not included in the above. Similarly, Westpac also collects tax on behalf of others, such as withholding tax, PAYG and GST. These are excluded from this analysis

1 All figures for the full year to 30 September 2016 unless otherwise stated. Dividends paid represents the 1H16 and 2H16 dividend. 2 New mortgage and new business lending in Australian retail operations which includes CB, BB and BTFG. 3 Source: Bloomberg.

53 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16 and FY15 years, including 2H16 and 1H16. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Earnings Drivers

200 | Westpac GROUP

200 years proudly supporting Australia

REVENUE

Net operating income flat over half, up 3% over year

Net operating income movement ($m)



10,520
273
75
(89)
(149)
71
(82)
10,619
150
(108)
5
29
(96)
(15)
10,584
Net interest up 5%
Non-interest down 8%
Net interest up 1%
Non-interest down 3%
2H15
AIEA[1] growth
Margins
Fees & commissions
Wealth[2]
Trading
Other
1H16
AIEA[1] growth
Margins
Fees & commissions
Wealth
Trading
Other
2H16

Net operating income by division ($m) and divisional contribution to net operating income 2H16 (%)



10,520
194
69
(95)
(51)
(21)
3
10,619
81
39
(12)
(100)
41
(84)
10,584
Up 1%
Flat
2H15
CB
BB
BTFG[2]
WIB
NZ[3]
Group[4]
1H16
CB
BB
BTFG
WIB
NZ[3]
Group[4]
2H16



2H16 Divisional contribution
3%
10%
14%
11%
24%
38%
CB
BB
BTFG
WIB
NZ[4]
Group[3]

1 AIEA is average interest-earning assets. 2 Impact of partial sale and deconsolidation of BTIM. 3 New Zealand contribution represented in A$. 4 Group Businesses.

55 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

REVENUE

Composition of lending


Composition of lending (% of total)
12.9
3.6
9.2
13.3
61.0
Australian mortgages
Australian business
Australian institutional
Australian other consumer
Other (NZ & Overseas)


Net loans ($bn)
623.3
640.7
11.1
4.2
(1.6)
7.1
0.4
661.9
Up 3%
Sep-15
Mar-16
Consumer Bank
Business Bank
WIB
New Zealand[1]
Other (inc. BT)
Sep-16


Australian mortgage lending[2] ($bn)
375.8
390.8
41.8
(28.4)
404.2
Up 3%
Sep-15
Mar-16
New lending
Net run-off[3]
Sep-16


Australian business lending[2] ($bn)
145.5
148.7
10.0
(7.6)
(1.0)
0.1
150.2
Up 1%
Sep-15
Mar-16
BB new lending
BB run-off[3]
WIB net lending
Other[4]
Sep-16


New Zealand net loans (NZ$bn)
69.0
71.7
1.6
1.8
75.1
Up 5%
Sep-15
Mar-16
Consumer
Business
Sep-16

1 In A$. 2 Gross loans. 3 Run-off includes repayment. 4 Other includes business lending in Private Wealth.

56 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

REVENUE

Customer deposits

Customer deposit mix ($bn) and % of total


Term deposits
Savings
Online
Transaction
427
442
467
121
80
70
156
3%
123
80
68
171
6%
130
84
64
189
28%
40%
18%
14%
Sep-15
Mar-16
Sep-16

Customer deposit composition ($bn)


CB
BB
WIB
BTFG, NZ & Other
427
77
80
102
168
442
79
83
106
174
467
87
88
111
181
Sep-15
Mar-16
Sep-16
LCR customer deposit run-off
15.2%
14.2%
13.5%

New Zealand customer deposits (NZ$bn)


Term deposits
Savings
Online
Transaction
52
13
11
3
24
6%
55
14
12
4
25
5%
58
14
12
3
29
24%
51%
20%
6%
Sep-15
Mar-16
Sep-16

Mortgage offset[1] balances ($bn)


11.9
14.6
18.4
23.5
30.5
35.1
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16

1 Included in transaction accounts.

57 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

REVENUE

Net interest margin down 3bps, primarily due to higher funding costs and lower interest rates

Net interest margin (NIM) movement (%)



NIM excl. Treasury & Markets
Treasury & Markets impact on NIM
Full period impact of repricing decisions in 1H16, partly offset by competition
Lower CLF fee offset by cost of holding more HQLA
2.11
0.06
2.05
2.14
0.07
2.07
3bps
(2bps)
(3bps)
(1bps)
0bp
0bp
2.11
0.07
2.04
Term deposit competition and the impact of lower interest rates on transactional deposit spreads
Widening of spreads, and lengthening of average tenor in preparation for NSFR
2H15
1H16
Assets
Customer deposits
Term wholesale funding
Capital & other
Liquidity costs
Treasury & Markets
2H16

Net interest margin (NIM) (%)



NIM
NIM excl. Treasury & Markets
2.21
2.08
2.11
2.04
1H11 2H11 1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15 1H16 2H16

Net interest margin by division (%)



2H15
1H16
2H16
2.28 2.37 2.34
2.74 2.75 2.74
1.78 1.71 1.75
2.27 2.15 2.11
CB
BB
WIB
NZ

58 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

REVENUE

Non-interest income down 3%, primarily from lower trading income

Non-interest income contributors ($m)


3,215
2,966
5
29
(96)
(15)
2,889
Down 3%
2H15
1H16
Fees and commision
Wealth and insurance
Trading income
Other
2H16

Fees and commission income ($m)


Higher cards income partly offset by lower institutional income
1,478
1,464
1,375
1,380
1H15
2H15
1H16
2H16

Wealth and insurance income ($m)


Higher Hastings performance fees, higher funds management income from increased flows partly offset by higher insurance claims
1,134
1,090
941
970
1H15
2H15
1H16
2H16

Trading income ($m)


Lower commodities risk management and lower sales activity
425
539
610
514
1H15
2H15
1H16
2H16

59 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

REVENUE

Markets and Treasury income


Markets income by activity[1] ($m)
Customer income
Market risk related income
Derivative valuation adjustments[2]
Total markets income
4% lower, with FX and Fixed Income sales impacted by lower activity
Lower FX and commodities result
Markets income 10% lower
473
462
465
447
147
131
142
89
(153)
(13)
2
10
467
580
609
546
1H15
2H15
1H16
2H16


Group market risk related income[1] ($m)
Treasury income
Market risk related income
Derivative valuation adjustments[2]
Total Group risk related income
Treasury income 3% lower
Group market risk related income 13% lower
119
231
259
250
147
131
142
89
(153)
(13)
2
10
113
349
403
349
1H15
2H15
1H16
2H16

1 Prior periods have been restated to include Westpac Pacific. 2 1H15 includes charge for methodology changes to derivative valuations of $122m (pre-tax) and CVA of $31m (pre-tax).

60 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

EXPENSES

Peer leading expense to income ratio, at 42%


Expense movements ($m)
Productivity benefits accelerated in 2H16. $263m over the year
4,419
99
(147)
67
4,438
41
4,479
Up 0.4%
Up 1.0%
1H16
Operating expenses
Productivity benefits
Investments
2H16 regulatory/ compliance costs
Additional regulatory/ compliance costs
2H16
FTE run versus change (#)
35,241
(589)
25
34,677
149
454
35,280
2H15
Run
Change
1H16
Run
Change
2H16
Divisional expense to income (%)
2H15 1H16 2H16
41.8 41.2 40.3
36.0 35.7 35.3
48.2 46.7 49.7
41.2 41.8 45.2
40.5 42.2 41.8
CB
BB
BTFG
WIB
NZ
Global peer comparison of expense to income ratios¹ (%)
64.0
61.9
60.5
55.4
50.6
46.4
42.7
42.4
42.0
European average
US regional average
Canadian average
Korean average
Peer 1
Singapore average
Peer 3
Peer 2
WBC

1 Company data, Credit Suisse. Expense to income ratio average for banks based on their FY16 results, European average excludes Deutsche Bank.

61 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

EXPENSES

Investment spend focused on growth and productivity

Investment spend expensed ($m)	2H15	1H16	2H16
Investment spend expensed	208	256	**261**
Investment spend expensed as a % of total investment	37%	49%	**37%**
Software amortisation	291	271	**294**

Investment spend ($m)	FY14	FY15	FY16
Expensed	357	375	**517**
% expensed	33%	37%	**42%**
Capitalised[1]	711	650	**710**
Total investment spend	1,068	1,025	**1,227**
Software amortisation	465	545	**565**

Investment spend capitalised[1] ($m)	2H15	1H16	2H16
Capitalised software			
Opening balance	2,102	1,654	**1,651**
Additions	356	268	**428**
Amortisation	(291)	(271)	**(294)**
Write-offs, impairments and foreign exchange translation	(31)	-	**(4)**
Capitalised technology cost balances	(482)	-	**-**
Closing balance	1,654	1,651	**1,781**
Other deferred expenses			
Deferred acquisition costs	119	116	**101**
Other deferred expenses	14	27	**45**

Investment spend ($bn) and mix (%)


Other technology
Regulatory change
Growth & productivity
Total investment spend ($bn)
0.57
0.53
0.70
22
27
51
14
22
64
14
23
63
2H15
1H16
2H16

Average amortisation period[2] (years)


5.8
5.5
7.0
2.9
Peer 1
Peer 2
Peer 3
WBC

Capitalised software balance and amortisation[3] ($bn)


2.20
0.50
2.23
0.38
2.34
0.30
1.78
0.57
Peer 1
Peer 2
Peer 3
WBC

1 Investment spend capitalised also includes technology hardware equipment. 2 Data based on FY16 cash earnings results, excludes write-offs. 3 Amortisation expense is based on amortisation expense excluding any impairment or accelerated amortisation and is based on FY16 amortisation expense.

62 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

EXPENSES

Consistent track record of delivering productivity savings: $1.8bn in last 8 years

- Business Connect and Connect Now video conferencing now in 89% of sites[1]
- 31% reduction in retail and business banking and wealth complaints over last 12 months
- 65,000 Westpac customers requested to temporarily lock or unlock cards 298,000 times online since launched in November 2015. Online now accounts for 59% of all card locks
- 600,000 downloads of Proof of Balance and interim statements online since launch. Previously these customers would have needed to visit a branch or call a contact centre
- Connect – the ability of customers to connect to a banker via their mobile without needing to be re-verified. This has driven reduction, on average, of between 50 – 60 seconds per call
- E-statement functionality launched on Westpac One in New Zealand in March has grown from 13,000 elections in the first month to 121,000 as at September 2016
- Over 50% of credit card applications in New Zealand originated online

$1.8bn saved from efficiency programs since FY09 ($m)


Targeting FY16-FY18 annual productivity savings to average $270m
143
212
289
238
225
219
239
1,565
263
1,828
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY09-FY15 cumulative
FY16
Cumulative

Metrics

	FY14	FY15	FY16
% of new format Australian branches[2,3]	25%	36%	**45%**
Australia % of Smart ATMs of ATM network[3]	25%	34%	**41%**
Number of branches[4]	1,534	1,429	**1,309**
Consumer Bank and Business Bank active digital customers[3] (# m)	4.0	4.0	**4.2**
Number of IT applications closed[3]	77	119	**151**

1 Sites includes branches and standalone business banking centres and excludes instores. 2 Branches excluding instores. 3 Cumulative numbers. 4 Total branches Australia, New Zealand and Westpac Pacific.

63 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

IMPAIRMENTS

2H16 impairment charges down due to lower new IAPs


Impairment charges ($m)
Individually assessed
New IAPs
293
273
471
256
1H15 2H15 1H16 2H16
Write-backs & recoveries
(218)
(210)
(174)
(173)
1H15 2H15 1H16 2H16
Collectively assessed
Write-offs direct
330
463
418
484
1H15 2H15 1H16 2H16
Other movements in CAP
(64)
(114)
(48)
(110)
1H15 2H15 1H16 2H16
Total
341
412
667
457
1H15 2H15 1H16 2H16


Impairment charges and stressed exposures¹ (bps)
120
100
80
60
40
20
0
500
400
300
200
100
0
120bps
14bps
2007 2008 2009 2010 2011 2012 2013 2014 1H15 2H15 1H16 2H16
Impairment charge to average loans annualised (lhs)
Stressed exposures to TCE (rhs)

1 Pre-2008 does not include St.George. 2008 and 2009 are pro forma including St.George for the entire period with 1H09 ASX Profit Announcement providing details of pro forma adjustments.

64 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16 and FY15 years, including 2H16 and 1H16. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Asset Quality

200 | Westpac GROUP

200 years proudly supporting Australia

ASSET QUALITY

High quality portfolio with bias to secured consumer lending

Asset composition as at 30 September 2016 (%)



Loans
Trading securities, financial assets at fair value and available-for-sale securities
Derivative financial instruments
Cash and balances with central banks
Life insurance assets
Goodwill
Receivables due from other financial institutions
Other assets
Total assets
79
10
4
2
2
1
1
1
On balance sheet lending
68
17
11
4
Housing
Business
Institutional
Other consumer

Exposure by risk grade as at 30 September 2016 ($m)

Standard and Poor's risk grade[1]	Australia	NZ / Pacific	Asia	Americas	Europe	Group	% of Total
AAA to AA-	91,355	7,852	1,145	8,181	917	**109,450**	11%
A+ to A-	28,317	5,570	5,443	3,980	3,257	**46,567**	5%
BBB+ to BBB-	60,039	10,718	8,859	1,806	2,303	**83,725**	9%
BB+ to BB	73,544	10,342	1,959	338	561	**86,744**	9%
BB- to B+	57,836	9,915	126	15	32	**67,924**	7%
<B+	6,058	3,382	-	31	-	**9,471**	1%
Secured consumer	468,952	51,576	778	-	-	**521,306**	53%
Unsecured consumer	46,286	5,410	-	-	-	**51,696**	5%
Total committed exposures (TCE)	**832,387**	**104,765**	**18,310**	**14,351**	**7,070**	**976,883**	
Exposure by region[2] (%)	85%	11%	2%	1%	1%		100%

1 Risk grade equivalent. 2 Exposure by booking office.

66 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

A well diversified portfolio across industries and large exposures

Exposures at default[1] by sector ($bn)



Finance & insurance[2]
Property[3]
Government admin. & defence
Wholesale & retail trade
Manufacturing
Services
Property services & business services
Transport & storage
Agriculture, forestry & fishing
Utilities
Mining
Construction[4]
Accommodation, cafes & restaurants
Other
Sep-15
Mar-16
Sep-16
0
20
40
60
80
100

Top 10 exposures to corporations and NBFIs[5] as a % of TCE[6] (%)

- Largest corporation/NBFI single name exposure represents less than 0.2% of TCE



2.0
1.9
1.4
1.3
1.1
1.2
1.3
1.1
1.2
1.0
Sep-07
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Sep-16

Top 10 exposures to corporations & NBFIs[5] as at 30 September 2016 ($m)



S&P rating or equivalent
A-
AA-
BBB+
BBB+
A
BBB-
A
BBB-
A-
BBB-
0
300
600
900
1,200

1 Exposures at default represents an estimate of the amount of committed exposure expected to be drawn by the customer at the time of default. Chart excludes consumer lending. 2 Finance and insurance includes banks, non-banks, insurance companies and other firms providing services to the finance and insurance sectors. 3 Property includes both residential and non-residential property investors and developers, and excludes real estate agents. 4 Construction includes building and non-building construction, and industries serving the construction sector. 5 NBFI is Non-Bank Financial Institutions. 6 Includes St.George from 2009 onwards.

67 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Strong provisioning maintained

Asset quality	2H15	1H16	2H16
Impairment charges to average loans annualised (bps)	13	21	**14**
Impairment charges to average loans annualised (bps) *including interest carrying adjustment*	16	24	**17**
Gross impaired assets to gross loans (%)	0.30	0.39	**0.32**
Stressed exposures to TCE (%)	0.99	1.03	**1.20**
Provisions			
Total provisions to gross loans (bps)	53	57	**54**
Impaired asset provisions to impaired assets (%)	46	48	**49**
Collectively assessed provisions to credit RWA (bps)	86	87	**76**[1]
Economic overlay ($m)	388	393	**389**

87bps excluding the impact of increase in mortgage risk weights from 1 July 2016

Total provisions ($m)



Total provisions
Economic overlay
Collectively assessed provisions
Total provisions up 8% over the year
4,734
502
3,004
1,228
5,061
453
2,986
1,622
4,414
346
2,607
1,461
4,241
363
2,408
1,470
3,949
389
2,196
1,364
3,481
389
2,225
867
3,332
388
2,275
669
3,669
393
2,324
952
3,602
389
2,344
869
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Sep-14
Sep-15
Mar-16
Sep-16

1 Change in mortgage risk weights increased credit RWA by $43bn, reducing the collectively assessed provisions to credit RWA ratio by 11bps.

68 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

New impaired assets lower; Increase in stress mainly in Watchlist and Substandard

Stressed exposures as a % of TCE (%)



Watchlist & substandard
90+ day past due and not impaired
Impaired
0.88
1.30
3.09
3.20
2.48
2.17
1.60
1.24
1.12
0.99
1.03
1.20
0.62 0.13 0.13
0.91 0.15 0.24
2.23 0.29 0.57
2.07 0.46 0.67
1.45 0.41 0.62
1.24 0.35 0.58
0.85 0.31 0.44
0.71 0.26 0.27
0.62 0.26 0.24
0.54 0.25 0.20
0.49 0.28 0.26
0.65 0.33 0.22
Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16

Movement in stress categories (bps)



99
6
3
(2)
(3)
103
(4)
5
6
10
120
WIB large names downgraded from stressed to impaired
Mainly NZ Dairy and a small number of single names in WIB
Sep-15 Impaired 90+ dpd not impaired Substandard Watchlist Mar-16 Impaired 90+ dpd not impaired Substandard Watchlist Sep-16

New and increased gross impaired assets ($m)



1,218
1,748
1,519
1,343
1,060
1,194
997
958
708
609
607
633
1,078
477
1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15 1H16 2H16

69 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Increase in stressed exposures by industry mainly in NZ dairy and mining-related exposures

Corporate and business portfolio stressed exposures by industry ($bn)


Sep-15
Mar-16
Sep-16
2.5
2.0
1.5
1.0
0.5
0.0
Agriculture, forestry & fishing
Wholesale & retail trade
Property services & business services
Manufacturing
Property
Services
Transport & storage
Construction
Mining
Accommodation, cafes & restaurants
Finance & insurance
Other
Utilities

- Across sectors, the increase in stress is due to higher Watchlist and Substandard facilities. These facilities are still performing but have been downgraded due to early signs of stress. Provisions have increased as a result.
- Increases in stress across sectors are mainly due to
  - Agriculture, forestry and fishing – mostly NZ dairy, where our review of all our major customers in 2H16 led to an increase in provisions
  - Services – associated with a specific development
  - Increases in wholesale and retail trade, construction and mining due to companies directly in mining services or supporting mining activities

70 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

ASSET QUALITY

Areas of interest: Commercial property

Commercial property portfolio	Mar-16	Sep-16
Total committed exposures (TCE)	$67.5bn	**$67.1bn**
Lending	$52.1bn	**$52.6bn**
Commercial property as a % of Group TCE	7.06	**6.87**
Median risk grade[1]	BB equivalent	**BB equivalent**
% of portfolio graded as 'stressed'[1]	1.34	**1.32**
% of portfolio in impaired	0.54	**0.53**

Commercial property exposures % of TCE and % in stress


Commercial property as % of TCE (lhs)
Commercial property % in stress (rhs)
10
8
6
4
2
-
20
15
10
5
-
1H09
2H09
1H10
2H10
1H11
2H11
1H12
2H12
1H13
2H13
1H14
2H14
1H15
2H15
1H16
2H16

Commercial property portfolio composition (%)


Region (%)
17
10
9
6
5
9
44
NSW & ACT
VIC
QLD
SA & NT
WA
NZ & Pacific
Institutional (diversified)


Borrower type (%)
16
43
11
30
Exposures <$10m
Developers >$10m
Investors >$10m
Diversified Property Groups and Property Trusts >$10m


Sector[2] (%)
9
44
27
20
Commercial offices & diversified groups
Residential
Retail
Industrial

1 Includes impaired exposures. 2 Following a review of the commercial property sector mapping $4.6bn (6.9% of total commercial property) was reclassified from "Commercial offices & diversified groups" to "Residential".

71 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Areas of interest: Inner city apartments

Commercial property portfolio TCE ($bn)	Sep-16	%
Commercial property total committed exposures	67.1	100%
Residential apartment development >$20m ("high rise")	5.1	7.6%
Residential apartment development >$20m ("high rise") in major markets	3.2	4.8%
Inner Melbourne	*1.4*	*2.1%*
Inner Brisbane	*0.4*	*0.6%*
Perth metro area	*0.2*	*0.3%*
Sydney major markets	*1.2*	*1.8%*

Residential apartment development >$20m weighted average LVR (%)


Average LVR 54%
58.0
55.1
49.9
45.0
2016
2017
2018
2020
Year of completion
(No completions on book for 2019)

Underwriting standards tightening

- We have been progressively tightening risk appetite in areas of higher concern since 2012
- LVRs have been reducing, limiting the impact on debt repayment of any slow down in settlements. Weighted average LVR for total high rise residential development portfolio 54%; more recent projects have significantly lower LVRs
- All 2H16 debt facilities with presale settlements have been repaid in full
- Active management of concentration risk, including exposure to residential apartment developments taking into consideration both the commercial property and residential mortgage portfolios

Consumer mortgage lending standards are tighter for inner city apartments

Total consumer mortgage loans for inner city apartments	$13.0bn
Average LVR at origination	69%
Average Dynamic LVR	54%
Dynamic LVR >90%	2.9%
90+ day delinquencies	30bps

72 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

ASSET QUALITY

Areas of interest: Mining and New Zealand dairy

Mining portfolio	Mar-16	Sep-16
Total committed exposures (TCE)	$11.8bn	**$11.3bn**
Lending	$5.9bn	**$6.2bn**
Mining as a % of Group TCE	1.23	**1.16**
Median risk grade[1]	BBB- equivalent	**BBB- equivalent**
% of portfolio graded as 'stressed'[1]	3.03	**3.94**
% of portfolio in impaired	1.26	**1.32**

- Diversified by commodity, customers and region
- Focused on operators with efficient, lower cost operating models
- Approx. 65% of the performing portfolio is Investment Grade
- Specific provisions to impaired assets at 48%
- Approximately half of the economic overlay allocated to the mining and mining-related sectors
- Oil and gas exposure $5.0bn

Mining portfolio (TCE) by sector (%)


44
12
15
8
12
9
Oil and gas
Iron ore
Other metal ore
Coal
Mining services
Other

New Zealand dairy portfolio	Mar-16	Sep-16
Total committed exposure (TCE)	NZ$5.8bn	**NZ$5.9bn**
Lending	NZ$5.5bn	**NZ$5.7bn**
New Zealand dairy as a % of Group TCE	0.55	**0.58**
% of portfolio graded as 'stressed'[1]	10.04	**25.29**
% of portfolio in impaired	0.13	**0.34**

- Impaired assets remain low
- Increase in stress from a portfolio review undertaken in 2H16 at a milk price of NZ$4.25kgm/s
- Origination standards sound
  - Max 65% LVR on farmland
  - Majority of dairy security assets are in prime farming areas where values have been maintained
  - Focused on quality operators with efficient, lower cost models
  - Averaged payout used to determine long term viability and debt servicing ability
- Growth in dairy exposures mostly existing customers drawing on facilities

NZ dairy portfolio (%)


71
28
1
Fully secured
Partially secured
Unsecured

1 Includes impaired exposures.

73 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Provision cover by portfolio category

Exposures as a % of TCE


Fully performing portfolio
Watchlist & substandard
90+ day past due and not impaired
Impaired
98.88
99.01
98.97
98.80
0.62
0.54
0.49
0.65
0.26
0.25
0.28
0.33
0.24
0.20
0.26
0.22
Mar-15
Sep-15
Mar-16
Sep-16

	Provisioning to TCE (%)				
	Mar-15	Sep-15	Mar-16	**Sep-16**	
Fully performing portfolio					Collective provisions
• Small cover as low probability of default (PD) • Includes economic overlay	0.22	0.21	0.22	**0.22**	Collective provisions
Watchlist & substandard					Collective provisions
• Still performing but higher cover reflects elevated PD	6.55	6.93	4.89	**4.51**	Collective provisions
90+ day past due and not impaired					Collective provisions
• In default but strong security	5.36	5.28	4.99	**4.57**	Collective provisions
Impaired assets					Impaired asset provisions
• In default. High provision cover reflects expected recovery	47.82	46.27	47.65	**49.44**	Impaired asset provisions

74 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Australian consumer unsecured lending portfolio performance remains sound

Australian consumer unsecured lending

- Australian consumer unsecured lending remains a very small part of the Group portfolio
- 90+ day delinquencies decreased by 32bps to 117bps, primarily driven by the improvement in personal loans and auto finance delinquencies
- Changes in hardship reporting are expected to see a rise in reported delinquencies in 2017. Write-offs and recoveries will also increase as a result of changes in the treatment of hardship

Australian unsecured lending 90+ day delinquencies (%)



Total unsecured lending
Credit cards
Personal loans (excl Auto)
Auto loans (consumer)
3.00
2.50
2.00
1.50
1.00
0.50
-
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
1.82
1.17
0.91
0.85

Australian consumer unsecured lending portfolio (% and $bn)

Australian consumer unsecured lending portfolio (%)



Group
Consumer unsecured portfolio
3.5% of Group lending

Australian consumer unsecured lending portfolio ($bn)



Sep-15
Mar-16
Sep-16
10
10
10
5
5
5
7
8
8
22
23
23
Credit cards
Personal loans
Auto loans (consumer)
Total consumer unsecured

75 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

High levels of borrower equity
create buffers in the Australian mortgage portfolio

Australian housing portfolio	Sep-15 balance	Mar-16 balance	Sep-16 balance	2H16 flow[1]
Total portfolio ($bn)	375.8	390.8	404.2	41.8
Owner occupied (%)	48.9	54.3	55.0	58.6
Investment property loans (%)	44.5	39.5	39.3	39.5
Portfolio loan/line of credit (%)	6.6	6.2	5.7	1.9
Variable rate / Fixed rate (%)	80 / 20	83 / 17	83 / 17	77 / 23
Low Doc (%)	3.0	2.7	2.4	0.5
Proprietary channel (%)	59.1	58.2	57.9	55.9
First Home Buyer (%)	9.2	8.9	8.6	8.4
Mortgage insured (%)	19.4	18.8	18.4	15.0
	Sep-15	Mar-16	Sep-16	
Average LVR at origination[2] (%)	70	70	70	
Average dynamic LVR[2,3] (%)	43	43	43	
Average LVR of new loans[2,4] (%)	71	70	70	
Average loan size[5] ($'000)	242	249	254	
Customers ahead on repayments including offset accts[2,6] (%)	74	72	72	
Actual mortgage losses net of insurance[7] ($m)	32	35	31	
Actual mortgage loss rate annualised (bps)	2	2	2	



Australian housing loan-to-value ratios (LVRs)[2,3] (%)
FY16 drawdowns LVR at origination
Portfolio LVR at origination
Portfolio dynamic LVR
93% of portfolio with dynamic LVR ≤80%
100
80
60
40
20
0
0<=60
60<=70
70<=80
80<=90
90<=95
95+



Australian home loan customers ahead on repayments[2,6] (%)
Sep-15
Mar-16
Sep-16
72% ahead on repayments
30
25
20
15
10
5
0
Behind
On Time
< 1 Month
< 1 Year
< 2 Years
> 2 Years

1 Flow is all new mortgage originations settled during the 6 month period ended 30 September 2016 and includes RAMS. 2 Excludes RAMS. 3 Dynamic LVR represents the loan-to-value ratio taking into account the current outstanding loan balance, changes in security value and other loan adjustments. Property valuation source Australian Property Monitors. 4 Average LVR of new loans is based on rolling 6 month window. 5 Portfolio as at 30 September 2016 including amortisation. 6 Customer loans ahead on payments exclude equity/line of credit products as there are no scheduled principal payments. Includes mortgage offset account balances. 'Behind' is more than 30 days past due. 'On time' includes up to 30 days past due. 7 Mortgage insurance claims 2H16 $7m (1H16 $4m, 2H15 $3, 1H15 $1m).

76 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Prudent lending standards support Australian mortgage portfolio quality

Lending standards on a tightening bias since 2015

Serviceability	• Minimum assessment (floor) rate 7.25% and buffer rate of at least 2.25% from September 2015 • Tightened policy on assessment of living expenses and income verification in November 2015 • Discounting of rental income, annuity and pension income increased for certain loans in January 2016
Non-resident and ex-pat lending	• From April 2016, non-resident customers no longer qualify for mortgage loans (limited exceptions) • For Australian and NZ citizens and permanent visa holders using foreign income, tightened verification processes and LVR restricted to 70% maximum
Pricing	• Different rates for investment property loans and interest only repayment types progressively introduced from August 2015

Sound credit fundamentals underpin Australian mortgages

Full recourse	• Banks in Australia have full recourse to the borrower's mortgaged property, other assets and future earnings
Tax	• Interest payments on primary residence are not tax deductible – provides incentive to pay off mortgage
Well regulated	• Strict prudential supervision by one national regulator, APRA • National Consumer Protection Bill requires sound underwriting and origination standards
Sound mortgage products	• 83% are variable rate • Fixed rate loans for short periods of time – 3 to 5 years • Interest only loans assessed on a principal and interest repayment basis over the remaining term

Mortgage interest rate buffers (%)



Westpac owner occupied SVR inc package discount
Westpac minimum assessment ('floor') rate
9
7
5
3
7.25
4.39
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16

Owner occupied vs Investment property lending growth (%)



Investor
Owner occupied
APRA 10% limit on investment property growth effective September 2015
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
8.9
5.9
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16

77 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Australian mortgage delinquencies remain low; Impacted by changes in hardship treatment

Australian mortgage portfolio	Sep-15	Mar-16	Sep-16
30+ day delinquencies (bps)	102	134	**130**
90+ day delinquencies (bps) *(includes impaired mortgages)*	45	55	**66**
Estimated impact of changes to hardship treatment (bps) (total impact 13bps)		*4*	*9*
90+ day delinquencies – investment property loans (bps)	31	38	**48**
Consumer properties in possession (#)	255	253	**262**

Australian mortgages delinquencies (%)


90+ day past due total
90+ day past due investor
30+ day past due total
Loss rates
Introduction of new hardship treatment
3.0
2.0
1.0
-
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16

Westpac Australian housing portfolio and banking system by State (%)


Australian banking system[1]
Westpac Group portfolio
FY16 Westpac Group drawdowns
35 40 42
27 26 28
18 17 16
13 10 7
7 7 6
NSW & ACT
VIC & TAS
QLD
WA
SA & NT

Australian mortgages 90+ day delinquencies by state (%)


NSW/ACT
VIC/TAS
QLD
WA
SA/NT
ALL
3.0
2.0
1.0
0.0
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16

1 Source ABA Cannex August 2016.

78 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Changes in the treatment of hardship now largely flowed through Australian mortgage portfolio

- Following guidance from APRA the industry is aligning treatment of hardship in delinquencies
- Westpac changed measurement and delinquency treatment of new hardship accounts in 1H16
- No impact on the risk profile of the Group or asset classes
- At the same time, hardship policies have tightened
- Further deterioration from mortgage hardship changes expected to be minimal

What is changing?

Previous approach

When an account enters hardship their position in the delinquency flow (30, 60, or 90 days etc) is frozen until they return to performing (or not)

Changes made in 1H16

- An account in hardship is no longer frozen and continues to migrate through delinquency buckets until 90+ days
- Accounts continue to be reported as delinquent until the customer has maintained repayments for 6 months – called the 'serviceability period'
- Average hardship period granted 3-4 months
- Hardship + serviceability period = 10 months average

What is hardship?

- Allows customers the opportunity to reduce or defer current repayment obligations in the short term so they can manage through a period of financial hardship (e.g. injury, illness, separation, natural disasters etc)
- May take the form of extending loan duration or restructuring
- Hardship solutions will differ based on customer circumstance, payment serviceability and recoverable position

90+ day mortgage delinquencies (%)


0.7
0.6
0.5
0.4
0.3
0.2
0.45
0.51
0.03
0.01
0.53
0.12
0.01
13bps
Sep-15
Mar-16
Sep-16
Accounts in serviceability period
Accounts in hardship increase
90+ day delinquencies excl. hardship changes

79 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Westpac's Australian investment property mortgage portfolio performing well

Investment property lending

- Investment property loans (IPLs)[1] are full recourse
- Maximum LVR for stand alone investment property loans capped at 90%
- Majority of IPLs interest only, however repayment behaviour closely tracks the profile of the principal and interest portfolio
- Discounts applied to certain forms of income. For example dividends / rental income / bonus / overtime are all discounted by 20%
- Loan serviceability assessments include an interest rate buffer (at least 2.25%), minimum assessment rate (7.25%) and adequate surplus test[2]
- Interest only loans are assessed on a principal and interest basis over the residual term
- Specific credit policies apply to assist risk mitigation, including
  - Holiday apartments may be subject to tighter acceptance requirements (e.g. holiday resort style developments require approval prior to individual loans being considered)
  - Additional LVR restrictions and additional income discounting apply to single industry towns and higher risk areas
  - Minimum property size and location restrictions apply
- Loans to Australian citizens and permanent visa holders using foreign-sourced income restricted to maximum 70% LVR and discounts apply to foreign income recognition (up to 20%)

IPL portfolio statistics	Sep-15	Mar-16	Sep-16
Average LVR at origination[3] (%)	72	72	72
% IPL loans originated at or below 80% LVR	87	87	88
Average dynamic LVR[3,4,5] (%)	48	48	48
Average LVR of new loans[3,6] (%)	68	67	66
Average loan size ($'000)	297	299	305
Customers ahead on repayments including offset accounts[3] (%)	65	62	62
90+ day delinquencies (bps)	31	38	48
Annualised loss rate (net of insurance claims) (bps)	2	2	2

LVR at origination[2] (%)


Owner occupied
IPL
50
40
30
20
10
0
0<=60
60<=70
70<=75
75<=80
80<=85
85<=90
90<=95
95<=97
97+

Applicants by gross income band[2] (%)


Owner occupied
IPL
25
20
15
10
5
0
<=50
50<=75
75<=100
100<=125
125<=150
150<=200
200<=500
500<=1m
1m+

1 Self-Managed Super Fund (SMSF) IPLs are limited recourse however do require member guarantees. 2 An adequate surplus test measures the extent to which a borrowers income exceeds loan repayments, expenses and other commitments, as assessed. 3 Excludes RAMS. 4 Dynamic LVR represents the loan-to-value ratio taking into account the current outstanding loan balance, changes in security value and other loan adjustments. 5 Property valuation source Australian Property Monitors. 6 Average LVR of new loans is based on rolling 6 month window.

80 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Lenders mortgage insurance

Lenders mortgage insurance

- Where mortgage insurance is required, mortgages are insured through Westpac's captive mortgage insurer, Westpac Lenders Mortgage Insurance (WLMI), and through external LMI providers, based on risk profile
- WLMI is well capitalised (separate from bank capital) and subject to APRA regulation. Capitalised at 1.45x PCR[1]
- Scenarios indicate sufficient capital to fund claims arising from events of severe stress – estimated losses for WLMI from a 1 in 200 year event are $132m net of re-insurance recoveries (1H16: $143m)

Australian mortgage portfolio (%)



82
8
10
Not insured
Insured by third parties[3]
Insured by WLMI

Lenders mortgage insurance arrangements

LVR Band	Insurance
• LVR ≤80% • Low Doc LVR ≤60%	Not required
• LVR >80% to ≤ 90% • Low Doc LVR >60% to ≤ 80%	• Where insurance required, insured through captive insurer, WLMI • LMI not required for certain borrower groups. • Reinsurance arrangements: – 40% risk retained by WLMI – 60% risk transferred through quota share arrangements[2] with Arch Capital Group Limited, Tokio Millennium Re, Endurance Re, Everest Re, Trans Re and AWAC
• LVR >90%	• From 18 May 2015, insured externally through Arch Capital Group Limited for all new business – Transitional arrangements are currently in place with LMI policies initially written by WLMI and then fully reinsured with Arch Capital • Prior to 18 May 2015, external insurance provided by QBE and Genworth. Existing LMI policies remain in force

Insurance statistics	2H15	1H16	2H16
Insurance claims ($m)	3	4	7
WLMI loss ratio[4] (%)	12	10	17
WLMI gross written premiums[5] ($m)	68	133	154

1 Prudential Capital Requirement (PCR) determined by APRA. 2 For all new business effective from 1 October 2014. 3 Insured coverage is net of quota share. 4 Loss ratio is claims over the total of earned premium plus reinsurance plus exchange commission. 5 LMI gross written premium includes loans >90% LVR reinsured with Arch Capital. 2H16 gross written premium includes $125m from transitional arrangements (1H16: $102m).

81 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

ASSET QUALITY

Mortgage portfolio stress testing outcomes

- Westpac regularly conducts a range of portfolio stress tests as part of its regulatory and risk management activities
- The Australian mortgage portfolio stress testing scenario presented represents a severe recession and assumes that significant reductions in consumer spending and business investment lead to six consecutive quarters of negative GDP growth. This results in a material increase in unemployment and nationwide falls in property and other asset prices
- Estimated Australian housing portfolio losses under these stressed conditions are manageable and within the Group's risk appetite and capital base
  - Cumulative total losses of $2.9bn over three years for the uninsured portfolio (1H16: $2.6bn)
  - Cumulative claims on LMI, both WLMI and external insurers, of $856m over the three years (1H16: $875m)
  - Cumulative loss rates have increased (69bps compared to 59bps at 1H16) mainly due to more conservative modelling assumptions, changes in portfolio quality, including as a result of changes in the treatment of hardship and some weakness in mining-related regions, as well as changes in the non-delinquent portfolio
  - WLMI separately conducts stress testing to test the sufficiency of its capital position to cover mortgage claims arising from a stressed mortgage environment
- Preferred capital ranges incorporate buffers at the Westpac Group level that also consider the combined impact on the mortgage portfolio and WLMI of severe stress scenarios

Australian mortgage portfolio stress testing as at 30 September 2016

Key assumptions		Stressed scenario		
	Current	Year 1	Year 2	Year 3
Portfolio size ($bn)	404	384	376	374
Unemployment rate (%)	5.6	11.6	10.6	9.4
Interest rates (cash rate, %)	1.50	0.50	0.50	0.50
House prices (% change cumulative)	0.0	(13.0)	(22.4)	(26.2)
Annual GDP growth (%)	3.3	(3.9)	(0.2)	1.7
Stressed loss outcomes (net of LMI recoveries)[1]				
$ million	66	1,069	1,581	467
Basis points[2]	2	23	36	11

1 Assumes 30% of LMI claims will be rejected in a stressed scenario. 2 Stressed loss rates are calculated as a percentage of mortgage exposure at default.

82 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

on cash earnings unless
page 36 for definition. Results
FY16 and FY15 years, including
Comparison of 2H16 versus 1H16
stated)

Capital, Funding and Liquidity

200 | Westpac GROUP

200 years proudly supporting Australia

CAPITAL

CET1 capital ratio above preferred range

Common equity Tier 1 capital ratio (CET1) (%)


Preferred CET1 capital ratio range 8.75% - 9.25%
8.7
8.4
9.1
8.3
8.8
8.3
9.0
8.4
8.8
9.0
9.5
10.2
10.5
10.1
9.5
Regulatory minimum 4.5%
plus capital buffers 3.5% (including CCB[1], D-SIB[2] and CCyB[3]) – total of 8.0%
Mortgage RWA changes
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16

Peer CET1 capital ratios on a comparable basis, adjusted for mortgage RWA change and the impact of wealth leverage[5] (%)


CET1 capital ratio
Mortgage RWA change[6]
Wealth leverage
9.5
9.6
0.5
1.0
9.1
0.2
9.6
Westpac
Peer 1
Peer 2
Peer 3

Key capital ratios (%)	Sep-15	Mar-16	Sep-16
CET1 capital ratio	9.5	10.5	**9.5**
Additional Tier 1 capital	1.9	1.6	**1.7**
Tier 1 capital ratio	11.4	12.1	**11.2**
Tier 2 capital	1.9	1.9	**1.9**
Total regulatory capital ratio	13.3	14.0	**13.1**
CET1 capital ratio (internationally comparable[4])	13.2	14.7	**14.4**
Risk weighted assets (RWA) ($bn)	359	363	**410**
Leverage ratio (APRA)	4.8	5.0	**5.2**
Leverage ratio (internationally comparable[4])	5.5	5.8	**5.9**

Impact of change to Australian residential mortgage RWA methodology[6] from 1 July 2016

As at 30 September 2016	CET1 Capital ratio ($bn)	Risk weighted assets ($bn)	CET1 capital ratio
Pre-mortgage RWA change	39	367	10.6%
Impact of mortgage RWA change	-	43	(1.1%)
Post mortgage RWA change	**39**	**410**	**9.5%**

1 Capital Conservation Buffer. 2 Domestic Systemically Important Bank. 3 Countercyclical buffer. 4 Internationally comparable methodology aligns with the APRA study titled 'International Capital Comparison Study' of 13 July 2015. 5 Peer 1 and 3 are as at 30 Sep 2016, peer 2 is as at 30 June 2016. Peer 1 and 3 based on pro forma CET1 capital ratio. 6 Refer APRA media release entitled "APRA increases capital adequacy requirements for residential mortgage exposures under the internal ratings-based approach", 20 July 2016.

84 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CAPITAL

Basel III regulatory capital ratios

Regulatory capital ratios (%)


APRA basis
9.5
11.2
13.1
CET1
Tier 1
Total regulatory capital
Internationally comparable[1] basis
14.4
16.2
17.7
CET1
Tier 1
Total regulatory capital
Internationally comparable basis incl. transitional instruments[2]
14.4
16.6
19.1
CET1
Tier 1
Total regulatory capital
BIS 75th percentile[3]
13.1
14.1
16.6
CET1
Tier 1
Total regulatory capital

Internationally comparable capital ratios

- Internationally comparable ratios exclude Basel III transitional instruments, which are included in the APRA capital ratios on a transitional basis
- Westpac is seeking to replace Basel III transitional instruments with Basel III instruments. Should Westpac do this, pro forma internationally comparable:
  - Tier 1 capital ratio would be 16.6%[2] (up from 16.2%)
  - Total regulatory capital ratio would be 19.1%[2] (up from 17.7%)
  - CET1 capital ratio would be unchanged

1 Internationally comparable methodology aligns with the APRA study titled 'International Capital Comparison Study' dated 13 July 2015. For more details on adjustments refer slide 89. 2 Includes transitional capital instruments eligible as Additional Tier 1 and Tier 2 capital under APRA Basel III rules. 3 Group 1 banks BIS 75th percentile fully phased-in Basel III capital ratios from BIS monitoring report released 13 September 2016.

85 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CAPITAL

APRA CET1 capital ratio lower in 2H16 as mortgage RWA change implemented

CET1 capital ratio (% and bps)



(14bps)
Organic 15bps
Other (4bps)
9.50
1
96
10.47
(110)
96
(69)
(6)
(6)
14
(12)
(6)
9.48
14.43
Loan growth largely offset by lower interest rate risk in the banking book and market risk RWA
Data improvements, lower unutilised limits, lower exposures
Includes 9bps for credit spread risk in the liquids portfolio
Sep-15 APRA
Other movements
Entitlement offer
Mar-16 APRA
Mortgage RWA change[1]
Cash earnings
Interim dividend (net of DRP)
Ordinary RWA growth
Other movements
RWA efficiency initaitives
Regulatory modelling changes
FX - Credit RWA
Sep-16 APRA
Sep-16 Int. Comp.[2]

1. APRA's revision to the calculation of RWA for Australian residential mortgages, which came into effect on 1 July 2016. 2 Internationally comparable methodology aligns with the APRA study titled 'International Capital Comparison Study' dated 13 July 2015.

86 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CAPITAL

Total risk weighted assets up 1% (excluding mortgage RWA methodology impact)

- Australian residential mortgages RWA methodology changed on 1 July 2016, increased RWA by $43.0bn
- Excluding the impact of the mortgage RWA change, total RWA increased $3.8bn (or 1%)
- Credit RWA increased $2.8bn (1%) from:
  - Increase of $8.5bn from business growth ($7.0bn), translation impacts from the higher NZ$ ($2.3bn), modelling changes ($1.0bn) related to parameter updates and reclassification of exposures in the corporate, business and small business portfolios, partly offset by benefits from improved credit quality ($1.2bn) and a decrease in mark-to-market credit risk ($0.6bn)
  - RWA efficiency initiatives reduced credit RWA $5.7bn, from data improvements and refinements to parameters ($2.7bn) and management of unutilised limits and exposures ($3.0bn)
- Market risk RWA down $1.2bn mostly from reduced interest rate risk exposure
- Interest rate risk in the banking book (IRRBB) RWA increased $0.7bn. Capital for credit spread risk for liquid assets increased IRRBB RWA $3.6bn. This was partially offset by a higher embedded gain in the portfolio and lower RWA for repricing and yield curve risk ($2.9bn)

Movement in risk weighted assets ($bn)


358.6
363.2
43.0
406.2
8.5
(5.7)
(1.2)
1.0
0.7
0.5
410.0
$2.8bn
Up $3.8bn or 1%
Sep-15
Mar-16
Mortgage RWA
Net credit risk
RWA efficiency initiatives
Market risk
Operational risk
IRRBB
Other
Sep-16

Movements in credit risk weighted assets ($bn)


310.3
313.0
43.0
356.0
7.0
2.3
1.0
(1.2)
(0.6)
(5.7)
358.8
$8.5bn
Up $2.8bn or 1%
Sep-15
Mar-16
Mortgage RWA
Business growth
FX translation impacts
Regulatory modelling changes
Credit quality
Mark-to-market
RWA efficiency initiatives
Sep-16

87 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CAPITAL

Basel III CET1 capital ratios global comparison[1]


14.4%
Nordea
Morgan Stanley
RBS
UBS[2]
ANZ[2]
Westpac[2]
CBA
NAB[2]
ING
Lloyds
Intesa Sanpaolo
Standard Chartered
China Construction Bank
Citigroup
ICBC
Rabobank
HSBC
Goldman Sachs
Mitsubishi UFG
China Merchants Bank
Credit Suisse
Sumitomo Mitsui
JPMorgan Chase
Barclays
Commerzbank
Societe Generale
Credit Agricole SA
BNP Paribas
Natixis
Bank of China
Bank of Communications
BBVA
Deutsche Bank
Mizuho FG
Santander
Wells Fargo
Scotiabank
Unicredit[3]
Bank of Montreal[3]
Bank of America
Royal Bank of Canada[3]
Toronto Dominion Bank[3]
Agricultural Bank of China

Peer group comprises listed commercial banks with total assets in excess of A$700 billion and which have disclosed fully implemented Basel III ratios or provided sufficient disclosure for an estimate. Based on company reports and investor presentations.

1 Based on CET1 capital ratios as at 30 June 2016 unless otherwise stated, assuming Basel III capital reforms fully implemented. For those banks where accrued expected dividends have been deducted these have been added back for comparability. 2 As at 30 September 2016. 3 As at 31 July 2016.

88 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CAPITAL

Internationally comparable capital ratio reconciliation

APRA's Basel III capital requirements are more conservative than those of the Basel Committee on Banking Supervision (BCBS), leading to lower reported capital ratios. In July 2015, APRA published a study that compared the major banks' capital ratios against a set of international peers[1]. The following provides details of the adjustments applied to the APRA Basel III capital requirements to derive internationally comparable ratios, which are aligned to this study

		APRA Study[1] (%)
Westpac's CET1 capital ratio (APRA basis)		**9.5**
Equity investments	Balances below prescribed threshold are risk weighted, compared to a 100% CET1 deduction under APRA's requirements	0.5
Deferred tax assets	Balances below prescribed threshold are risk weighted, compared to a 100% CET1 deduction under APRA's requirements	0.4
Interest rate risk in the banking book (IRRBB)	APRA requires capital to be held for IRRBB. The BCBS does not have a Pillar 1 capital requirement for IRRBB	0.2
Residential mortgages	Loss given default (LGD) of 15%, compared to the 20% LGD floor under APRA's requirements. APRA also applies a correlation factor for mortgages higher than the 15% factor prescribed in the Basel rules	1.6
Unsecured non-retail exposures	LGD of 45%, compared to the 60% or higher LGD under APRA's requirements	0.6
Non-retail undrawn commitments	Credit conversion factor of 75%, compared to 100% under APRA's requirements	0.4
Specialised lending	Use of internal-ratings based (IRB) probabilities of default (PD) and LGDs for income producing real estate and project finance exposures, reduced by application of a scaling factor of 1.06. APRA applies higher risk weights under a supervisory slotting approach, but does not require the application of the scaling factors	0.6
Currency conversion threshold	Increase in the A$ equivalent concessional threshold level for small business retail and small to medium enterprise corporate exposures	0.2
Capitalised expenses	APRA requires these items to be deducted from CET1. The BCBS only requires exposures classified as intangible assets under relevant accounting standards to be deducted from CET1	0.4
Internationally comparable CET1 capital ratio		**14.4**

1 Methodology aligns with the APRA study titled "International capital comparison study", dated 13 July 2015

89 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CAPITAL

Optimising returns by actively managing capital

Ordinary equity[1] ($bn)


53.1
3.5
0.4
0.2
57.2
0.3
0.6
58.1
Sep-15
Entitlement offer
DRP
Other
Mar-16
DRP
Other
Sep-16

Actively managing returns

- FY16 ROE decreased due to the significant capital raised during calendar year 2015. Average ordinary equity (AOE) rose 3% over the half and 13% over the year
- Leverage ratio improved from the increased AOE
- Continue to refine capital allocation model with more capital allocated to divisions in 2016
- Capital held centrally includes: surplus capital, capital for Treasury, and capital for the next dividend payment

Capital allocated to divisions ($bn)

	1H15	2H15	1H16	2H16
Group[2]	47.9	50.8	55.2	**56.6**
Consumer Bank and Business Bank	19.2	19.7	23.3	**24.6**
BTFG	3.1	3.3	3.5	**3.6**
WIB	8.9	8.8	9.3	**9.2**
Westpac NZ (A$)	3.7	3.7	3.4	**3.7**

Return on equity (%)

Division	FY15	FY16
Group	15.8	**14.0**
Consumer Bank and Business Bank	17.5	**16.1**
BTFG	15.8	**15.0**
WIB	13.8	**11.0**
Westpac NZ (A$)	19.5	**19.4**

1 Ordinary equity is spot and also includes reserves. 2 Divisional amounts do not total to the Group given additional capital is held for Treasury, Group functions and for future dividends.

90 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

FUNDING & LIQUIDITY

Stable sources provide 85% of all funding

Key liquidity and funding ratios ($m)	Mar-16	Sep-16
HQLA[1]	66.2	69.4
CLF[2]	58.6	58.6
Total LCR Liquid assets	**124.8**	**128.0**
Customer deposits	63.2	63.5
Wholesale funding	13.4	13.1
Other flows[3]	21.3	19.2
Total cash outflows	**97.9**	**95.8**
LCR[4]	**127%**	**134%**
Estimated NSFR	**n/a**	**>100%**

Unencumbered liquid assets ($bn)


Self securitisation
Private securities[5] and deposits with other banks
Cash, government and semi-government bonds
144.3
55.7
21.0
67.6
116.1
Sep-16
Total short term wholesale debt outstanding at 30 Sep 16[6]

Funding composition by residual maturity (%)


16
20
6
10
7
8
4
10
5
1
5
11
7
2
59
4
11
8
1
61
44
Sep-08
Sep-15
Sep-16
Stable funding sources
Wholesale onshore <1yr
Primarily NCDs and long term to short term scroll[7]
Wholesale offshore <1yr
Primarily USCP and Yankee CDs and long term to short term scroll[7]
Wholesale onshore >1yr
Domestic senior unsecured bonds, covered bonds, Additional Tier 1 and Tier 2
Wholesale offshore >1yr
Offshore senior unsecured bonds, covered bonds and Tier 2
Securitisation
RMBS and ABS
Equity
Equity and reserves[8]
Customer deposits
Consumer, business and corporate customer deposits

1 Includes HQLA as defined in APS 210, RBNZ eligible liquids, less RBA open repos funding end of day ESA balances with the RBA. 2 The RBA makes available to Australian Authorised Deposit-taking Institutions a committed liquidity facility (CLF) that, subject to qualifying conditions, can be accessed to meet LCR requirements under APS210 – Liquidity. 3 Other flows include credit and liquidity facilities, collateral outflows and inflows from customers. 4 LCR is calculated as the percentage ratio of stock of HQLA and CLF over the total net cash outflows in a modelled 30 day defined stressed scenario. Calculated on a spot basis. 5 Private securities include Bank paper, RMBS, and Supra-nationals. 6 Includes long term wholesale funding with a residual maturity less than or equal to 1 year. 7 Scroll represents wholesale funding with an original maturity >12months that now has a residual maturity <12months. 8 Equity excludes FX translation, Available-for-Sale securities and Cash Flow Hedging Reserves.

91 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

FUNDING & LIQUIDITY

Targeting a diversified funding base

FY16 new term issuance composition[1] (%)

Charts do not add to 100 due to rounding.


By type
77
12
3
4
5
Senior Unsecured
Covered Bonds
ABS
Hybrid
Subordinated Debt
By tenor[2,3]
28
0.4
45
25
2
2 Years
3 Years
4 Years
5 Years
>5 years
By currency
54
6
4
3
6
28
AUD
USD
EUR
JPY
GBP
Other

Australian covered bond issuance[5] ($bn)


Remaining capacity
(8% cap & over-collateralisation)
Outstanding
26
13
27
27
29
20
29
27
Peer 1
Peer 2
Peer 3
Westpac

Term debt issuance and maturity profile[1,2,4] ($bn)


Higher new issuance driven by preparation for NSFR and some pre funding for FY17
Issuance
Maturities
25
33
22
33
31
42
29
26
27
19
26
17
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY>21
Sub Debt
Senior
Hybrid
Covered Bond

1 Based on residual maturity and FX spot currency translation. Includes all debt issuance with contractual maturity greater than 370 days excluding US Commercial Paper and Yankee Certificates of Deposit.
2 Contractual maturity date for hybrids and callable subordinated instruments is the first scheduled conversion date or call date for the purposes of this disclosure. 3 Tenor excludes RMBS and ABS. 4 Perpetual sub-debt has been included in >FY21 maturity bucket. Maturities exclude securitisation amortisation. 5 Sources: Westpac, APRA Banking Statistics September 2016.

92 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Financial results based on cash earnings unless otherwise stated. Refer page 36 for definition. Results principally cover the FY16 and FY15 years, including 2H16 and 1H16. Comparison of 2H16 versus 1H16 (unless otherwise stated)

Divisional results

200 | Westpac GROUP

200 years proudly supporting Australia

CONSUMER BANK

Consumer Bank disciplined 2H16 result

Cash earnings ($m)


Volume growth and mortgage price changes, partly offset by competition for new lending and higher funding costs
Lower operating expenses with productivity offsetting run cost increases and higher investment
1,380
1,444
63
18
4
46
(38)
1,537
Higher cards income from changes to rewards program
Decline in other consumer lending delinquencies
Up $93m or 6%
2H15
1H16
Net interest income
Non-interest income
Operating expenses
Impairment charges
Tax and NCI
2H16

Key financial metrics

	2H15	1H16	2H16	Change on 1H16
Revenue ($m)	3,776	3,970	**4,051**	+2%
Net interest margin (%)	2.28	2.37	**2.34**	(3bps)
Expense to income (%)	41.8	41.2	**40.3**	(92bps)
Customer deposit to loan ratio (%)	52.4	52.1	**52.4**	+24bps
Stressed assets to TCE (%)	0.41	0.51	**0.61**	+10bps

Key operating metrics

	2H15	1H16	2H16	Change on 1H16
Total customers (#m)	8.6	8.7	**8.9**	2%
Active digital customers (#m)	3.5	3.6	**3.7**	3%
Total branches (#)	1,201	1,096	**1,085**	(11)
Customer satisfaction[1] (%)	83.8	83.1	**81.3**	(180bps)
Service quality – complaints ('000's)	20.7	16.8	**13.1**	(20%)

1 Refer slide 89for metric definition and details of provider.

94 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

CONSUMER BANK

Consumer Bank consistently delivering

Revenue ($m)


3,560
3,776
3,970
4,051
1H15
2H15
1H16
2H16

Core earnings ($m)


2,025
2,198
2,333
2,418
1H15
2H15
1H16
2H16

Cash earnings ($m)


1,240
1,380
1,444
1,537
1H15
2H15
1H16
2H16

Expense to income ratio (%)


43.1
41.8
41.2
40.3
1H15
2H15
1H16
2H16

Revenue per FTE ($'000)


369
404
439
444
1H15
2H15
1H16
2H16

Loans ($bn) and customer deposit to loan ratio (%)


Loans
Customer deposit to loan ratio
51.7
52.4
52.1
52.4
311
321
334
345
Mar-15
Sep-15
Mar-16
Sep-16

95 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

BUSINESS BANK

Business Bank delivered a solid FY16 result

Cash earnings ($m)


AIEA up 2%, margin down 1bp, pricing changes to business lending was offset by increased funding costs and lower deposit spreads
Increased investment
962
988
33
6
(4)
(2)
(10)
1,011
Rise in facility fees
Higher business lending charges offset by lower Auto finance charge
Up $23m or 2%
2H15
1H16
Net interest income
Non-interest income
Operating expenses
Impairment charges
Tax and NCI
2H16

Key financial metrics

	2H15	1H16	2H16	Change on 1H16
Revenue ($m)	2,443	2,512	2,551	2%
Net interest margin (%)	2.74	2.75	2.74	(1bp)
Expense to income (%)	36.0	35.7	35.3	(39bps)
Customer deposit to loan ratio (%)	69.5	71.2	72.1	92bps
Stressed assets to TCE (%)	2.20	2.13	2.24	11bps

Key operating metrics

	2H15	1H16	2H16	Change on 1H16
Total business customers ('000's)	986	1,019	1,043	2%
Customer satisfaction[1] (rank)	#2	=#2	#1	Up 1
Customer satisfaction - SME[1] (rank)	=#1	#2	#1	Up 1
Digital sales (%)	6	9	9	-
Loans via LOLA ($m)	253	336	729	117%

1 Refer slide 89 for metric definition and details of provider.

96 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

BUSINESS BANK

Sound fundamentals, trending positively


Revenue ($m)
2,392
2,443
2,512
2,551
1H15
2H15
1H16
2H16


Core earnings ($m)
1,541
1,563
1,616
1,651
1H15
2H15
1H16
2H16


Cash earnings ($m)
1,017
962
988
1,011
1H15
2H15
1H16
2H16


Expense to income ratio (%)
35.6
36.0
35.7
35.3
1H15
2H15
1H16
2H16


Revenue per FTE ($'000)
725
792
822
814
1H15
2H15
1H16
2H16


Loans ($bn) and customer deposit to loan ratio (%)
Loans
Customer deposit to loan ratio
72.5
69.5
71.2
72.1
141
146
149
153
Mar-15
Sep-15
Mar-16
Sep-16

97 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

BTFG franchise, impacted by challenging environment

Cash earnings movement FY15 – FY16 ($m)



Increased lending and improved margins in Private Wealth
FX impacts Ascalon
914
(24)
890
48
(39)
36
4
(58)
(4)
(1)
876
Higher premiums and lower weather related claims paid
Increased investment and higher regulatory and compliance costs
Down $14m or 2%
FY15
BTIM partial sale
FY15 excluding BTIM impact
Funds Mgt Underlying
FX impacts on Funds Mgt
Insurance income
Capital & other income
Expenses
Impairment charge
Tax and NCI
FY16

Key financial metrics

	FY14	FY15	FY16	Change on FY15
Revenue ($m)	2,663	2,637	**2,406**	(9%)
Expense to income (%)	49.7	48.8	**48.2**	(56bps)
FUM ($bn) ex BTIM (spot)	43.2	46.3	**48.4**	5%
FUA ($bn) (spot)	112.7	121.9	**130.8**	7%
Revenue impact of partial sale of BTIM ($m)	381	280	**0**	(100%)

Key operating metrics

	2H15	1H16	2H16	Change on 1H16
Customers with a wealth product[1] (%)	19.7	19.2	**19.1**	(10bps)
Planners (salaried & aligned)[2] (#)	1,192	1,116	**1,134**	2%
BT Super for Life customers (#'000)	482	489	**506**	3%
Platform market share[3] (inc. Corp Super) (%)	19.9	19.6	**19.0**	(60bps)
Retail market share[3] (exc. cash) (%)	18.9	18.6	**18.0**	(60bps)
Life Insurance market share[4] (%)	11.3	10.9	**11.0**	10bps
H&C insurance market share[5] (%)	5.7	5.7	**5.7**	-
Women in leadership[2] (%)	44	42.1	**45.0**	290bps

1 Refer slide 131 for wealth metrics provider. 2 Spot number as at balance date. 3 Strategic Insight, All Master Funds Admin as at June 2016 (for 2H16), as at December 2015 (for 1H16) and as at June 2015 (for 2H15) and represents the BT Wealth business market share at these times. 4 Strategic Insight (Individual Risk) rolling 12 month average. New sales includes sales, premium re-rates, age and CPI indexation June 2016. 5 Internally calculated from APRA quarterly general insurance performance statistics, June 2016.

98 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Funds management, positive flows impacted by FX movements

BT Financial Group

Earning drivers

- Significant growth in Private Wealth
- Advice income lower from reduced activity
- FX movements from revaluation of Ascalon seed pool funds have also reduced revenue
- FUM related revenue was flat to FY15
  - Positive net flows in BT Super for Life retail FUM up 13% to $6.5bn
  - FUM margins down 1bp from shift in portfolio mix and competition
- FUA related revenue up 2% on FY15
  - Panorama had positive flows of $1.3bn
  - BT Wrap/Asgard platforms FUA up 8%
  - FUA margins were well managed, flat on FY15

FUA ($bn)



BT Wrap/Asgard/Panorama
Corporate Super
Other
Up 7%
112.7
2.9
18.1
91.7
125
3.4
20.1
101.5
121.9
3.9
19.3
98.7
123.3
3.6
19.6
100.1
130.8
3.8
20.5
106.5
2H14
1H15
2H15
1H16
2H16

FUM ($bn)



Advance
Retail Super/other
BTIM (exc JOHCM[1])
JOHCM[1]
Deconsolidation of BTIM
89.0
27.7
18.1
18.0
25.2
103.3
35.1
19.6
19.8
28.8
46.3
18.3
28.0
46.4
17.8
28.6
48.4
18.3
30.1
2H14
1H15
2H15
1H16
2H16

FUA by asset class (%)



Equities Aust.
Equities Intl.
Property
Cash
Fixed interest
Other inc. diversified
6
12
19
5
19
39
8
12
18
4
19
39
7
13
19
4
20
37
7
13
18
6
20
36
9
12
18
6
19
36
2H14
1H15
2H15
1H16
2H16

1 J O Hambro Capital Management

99 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

Insurance, premium growth continues


Insurance premiums ($m)
General Insurance gross written premiums
Life in-force premiums
Up 9%
Up 5%
827
892
927
973
246
246
245
258
1H15
2H15
1H16
2H16


Insurance claims rates (%)
General Insurance claims rate
Life Insurance claims rates
62
34
51
33
50
34
49
38
1H15
2H15
1H16
2H16


Life Insurance individual new sales market share[1] (%)
WBC
Peer1
Peer2
Avg next top 4
20
15
10
5
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16


Life Insurance lapse rates[1] (%)
WBC
Peer 1
Peer 2
Market Avg
20
15
10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16

1 Strategic Insight June 2016.

100 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Westpac Institutional Bank

WIB 2H16 cash earnings rose as impairment charges fell

Cash earnings ($m)



Lower fee and trading income, partly offset by higher Hastings fees
No repeat of large single name impairments (occurring1H16)
690
517
(6)
(94)
(9)
179
(6)
581
Up $64m or 12%
2H15
1H16
Net interest income
Non-interest income
Expenses
Impairment charges
Tax and NCI
2H16

Financial metrics

	2H15	1H16	2H16	Change on 1H16
Revenue ($m)	1,650	1,599	**1,499**	*(6%)*
Net interest margin (%)	1.78	1.71	**1.75**	*4bps*
Expense to income (%)	41.2	41.8	**45.2**	*339bps*
Customer deposit to loan ratio (%)	105.2	110.6	**119.8**	*large*
Stressed assets to TCE (bps)	78	77	**88**	*11bps*

Operating metrics

	2H15	1H16	2H16	Change on 1H16
Customer revenue[1] / total revenue (%)	81	82	**82**	*(11bps)*
Trading revenue / total revenue (%)	7	9	**6**	*(286bps)*
Revenue per average FTE ($'000)	552	571	**553**	*(3%)*
Transactional banking relationships (#)	873	887	**900**	*13*
Deposits ($bn)	80.3	83.4	**88.4**	*6%*
Loans ($bn)	76.3	75.4	**73.8**	*(2%)*

1 WIB customer revenue is lending revenue, deposit revenue, sales and fee income. Excludes trading, derivative valuation adjustments and Hastings.

101 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Westpac Institutional Bank

Continued discipline in managing the business

Disciplined balance sheet management

WIB net loans and deposits ($bn)


80.3
76.3
83.4
75.4
88.4
73.8
Deposits
Net loans
Sep-15
Mar-16
Sep-16

Net loans

- Disciplined loan and pricing process and focus on improving capital efficiency saw net loans decrease by 2% or $1.6bn
- Included 23% reduction in trade exposures in Asia and 3% reduction in Corporate and Institutional lending
- Focus on supporting existing customers, especially in Government, Health, Services and IT sectors and higher return opportunities

Deposits

- Up 6% or $5.0bn, with growth mainly in term deposits and working capital balances
- WIB benefiting from strong transactional banking capabilities and focus on service

Strong expense control

- Business costs more than offset by productivity gains
- Investment spend reflects regulation and compliance and amortisation of prior year investments
- Restructuring costs reflect new operating model and sale of some Pacific operations

WIB expenses ($m)


679
669
(15)
6
5
13
678
2H15
1H16
Business as usual and productivity
Regulation and compliance
Projects and amortisation
Restructuring costs
2H16

Maintained portfolio quality

- 2% reduction in total committed exposures over the half, 4% reduction over the year
- Average risk grade BBB
- Credit portfolio diversified across industries

WIB TCE by risk grade (%)


100%
80%
60%
40%
20%
0%
Sep-15
Mar-16
Sep-16
AAA to AA-
A+ to A-
BBB+ to BBB-
BB+ to BB-
B and below

102 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack
200

Westpac Institutional Bank

Consistent focus on customer service and innovation

Focus on innovation, service and digitisation…

New operating model

- Delivering better service
  - Creation of a global client experience team
  - Sales coverage aligned to customer needs
  - Dedicated industry analytics and insights team
  - Better alignment to industry sectors
  - Increased digitisation
- Improved efficiency, with the reduction of around 100 roles

Meeting customers' offshore needs



WIB complements its core franchise in Australia and New Zealand with a presence in key global centres to meet customer needs

Innovation, Service and Digitisation

- Introduced Digital Client Forms
  - 45% reduction in turn-around-times to identify and verify new entities for AML/KYC purposes from 20 days to 11 days
- Launched UnionPay as a payment channel in QuickStream and PayWay
  - UnionPay provides bank card services and major card schemes in China
- Implemented BT and Asgard onto the QuickSuper clearing house
  - 65% of BT's employer customers now on the new platform
- Piloted LanternPay
  - Facilitates payments through the National Disability Insurance Scheme
- Delivered keystroke automation
  - Reduced the end-to-end transaction account opening process
- Expansion of financial markets products available via online banking platforms and simplified access to services, including access to pricing via online banking
- Commercialised WIB's data analytics capability

… driving Australasia's leading Institutional Bank

- **2,800+** customers across a diversified portfolio
- **900** transactional banking relationships
- **93%** of the ASX Top 100 bank with WIB
- **82%** of WIB revenue from customer business[1]
- **No.1** globally for consistent pricing/liquidity in spot/forward: Voice trading[2]
- **Best** Debt Finance House, Australia last 4 years[3]
- **Best** E-Solutions Partner Bank Australia[4]
- **Best** power deal / project finance deal of the year, Australia[5]

1 WIB customer revenue is lending revenue, deposit revenue, sales and fee income. Excludes trading, derivative valuation adjustments and Hastings. 2 Euromoney FX Survey 2016. Qualitative ranking from 3,435 industry votes. 3 FinanceAsia Achievement Awards 2012, 2013, 2014, 2015 - Australia and New Zealand. 4 The Asset Triple A Treasury, Trade and Risk Management Award 2016. 5 Project finance deal of the year/Best power deal, Australia - acquisition of TransGrid by NSW Electricity Networks - joint mandated lead arranger. Awarded by The Asset Triple A Asia Infrastructure Awards 2016.

103 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Westpac Institutional Bank

Maintaining asset quality in the Institutional Bank

Stressed exposures as a % of TCE[1]


Impaired
90+ days past due and not impaired
Watchlist & substandard
11bps rise in stress driven by a small number of exposures
0.8
0.7
0.1
1.0
0.8
0.2
4.3
3.6
0.7
4.6
3.5
0.9
2.6
1.8
0.7
2.1
1.4
0.6
1.2
0.7
0.4
0.9
0.7
0.2
0.8
0.7
0.1
0.8
0.4
0.4
0.9
0.6
0.3
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
1H16
2H16

WIB coverage ratios

	2H15	1H16	2H16
Impairment provisions to impaired assets (%)	45.0	46.1	46.8
Collectively assessed provisions to credit RWA (bps)	46	35	36

Impairments (charges) / benefits ($m)


New IAPs
(37)
(54)
(328)
(48)
1H15
2H15
1H16
2H16
Write-backs and recoveries
54
58
41
41
1H15
2H15
1H16
2H16
Change in CAP
6
11
109
8
1H15
2H15
1H16
2H16
Total impairment benefit / (charge)
23
15
(178)
1
1H15
2H15
1H16
2H16

1 Prior periods have not been restated for changes in the WIB loan portfolio.

104 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

NEW ZEALAND

Core earnings up 3%, margins excl. Treasury flat

Cash earnings (NZ$m)


AIEA up 6% partly offset by margin, down 4bps driven by reduced Treasury income. Margins, excl. Treasury, in 2H16 up 1bp
Increased investment in digital and costs of business transformation program
Driven by increased dairy provisioning
Credit card and wealth income growth offset by higher return on an investment in 1H16
Down $18m or 4%
468
445
28
(4)
(5)
(41)
4
427
2H15
1H16
Net interest income
Non-interest income
Operating expenses
Impairment charges
Tax and NCI
2H16

Key financial metrics

	2H15	1H16	2H16	Change on 1H16
Revenue (NZ$m)	1,106	1,082	1,106	2%
Net interest margin (%)	2.27	2.15	2.11	(4bps)
Net interest margin excl. Treasury (%)	2.45	2.35	2.36	1bp
Expense to income (%)	40.5	42.2	41.8	(47bps)
Customer deposit to loan ratio (%)	75.2	76.6	76.6	(1bp)
Stressed assets to TCE (%)	1.60	1.78	2.54	76bps

Key operating metrics

	2H15	1H16	2H16	Change on 1H16
Customers (#m)	1.34	1.35	1.35	-
Customers with a wealth product[1] (%)	28.1	28.3	28.4	6bps
FUM (NZ$bn)	6.5	7.0	7.5	7%
FUA (NZ$bn)	2.0	2.0	2.0	-
Service quality - complaints ('000's)	14.7	13.4	13.2	(2%)

1 Refer slide 131 for metric definition.

105 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

NEW ZEALAND

Maintaining sound results

Revenue (NZ$m)


1,058
1,106
1,082
1,106
1H15
2H15
1H16
2H16

Core earnings (NZ$m)


634
658
625
644
1H15
2H15
1H16
2H16

Cash earnings (NZ$m)


437
468
445
427
1H15
2H15
1H16
2H16

Expense to income ratio (%)


40.1
40.5
42.2
41.8
1H15
2H15
1H16
2H16

Revenue per FTE (NZ$'000)


241
251
257
260
1H15
2H15
1H16
2H16

Loans (NZ$bn) and customer deposit to loan ratio (%)


Loans
Customer deposit to loan ratio
77.3
75.2
76.6
76.6
67
69
72
75
Mar-15
Sep-15
Mar-16
Sep-16

106 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

NEW ZEALAND

Increase in stress reflects review of dairy exposures

Business stressed exposures as a % of New Zealand business TCE


Watchlist & substandard
90+ day past due not impaired
Impaired
16.2
15.6
13.2
7.7
6.8
4.9
3.8
3.3
3.6
3.4
3.7
5.5
7.1
14.4
12.8
9.6
4.4
3.2
2.9
2.3
2.3
2.4
2.9
5.0
0.1
0.4
0.2
0.3
0.2
0.1
0.1
0.1
0.0
0.2
0.1
0.1
0.5
1.4
2.6
3.4
2.2
1.5
0.8
0.9
1.1
0.8
0.7
0.5
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12[1]
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
16
9
6
3
4
63
Property
Manufacturing
Agriculture, forestry & fishing
Wholesale trade
Construction
Other

Agribusiness portfolio

	Sep-15	Mar-16	Sep-16
TCE (NZ$bn)	7.8	8.1	8.6
Agriculture as a % of total TCE	7.9	7.9	8.1
% of portfolio graded as 'stressed'[2]	3.9	7.8	18.6
% of portfolio in impaired	0.34	0.32	0.42

Total provisions to gross loans (bps)


60
57
58
2H15
1H16
2H16

Key messages

- 2H16 dairy file review, using milk price of NZ$4.25 saw more customers classified as watchlist and substandard
- Portfolio will benefit from recent milk price rise which has boosted confidence and lifted forecast payouts
- Focus on supporting existing customers with proven long term financial viability

1 Large reduction in stressed exposures from Sep 2011 to Sep 2012 due primarily to transfer of WIB assets during 2012. 2 Included impaired exposures.

107 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

NEW ZEALAND

Consumer asset quality in good shape



Movement in impairment charges (NZ$m)
Up $41m
16
9
5
(1)
39
(2)
50
2H15
1H16
New IAPS
Write-back and recoveries
CAP changes and other
Write-offs
2H16



Unsecured consumer 90+ day delinquencies (%)
0.48



Mortgage portfolio LVR¹ (%) of portfolio
86% of mortgage portfolio less than 80% LVR
Up 2% in FY16 (FY15: 84%)
45%
19%
22%
11%
2%
2%
0<=60
60<=70
70<=80
80<=90
90<=95
95+



Mortgage 90+ day delinquencies (%)
0.10



Mortgage loss rates each half (%)
0.02

1 LVR based on current loan balance and latest assessment of property value.

108 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

Economics

Snapshot
More than mining, the Australian economy is diverse and flexible

Australian economy key statistics
(latest available as at 2 November 2016)

GDP	**3.3%**
Westpac Forecast (end 2017)	3.3%
Unemployment Rate	**5.6%**
Westpac Forecast (end 2017)	5.8%
Inflation	**1.3%**
Westpac Forecast (end 2017)	1.7%
Cash Rate	**1.50%**
Westpac Forecast (June 2018)	1.50%
AUD/USD	**US$0.76**
Westpac Forecast (June 2018)	US$0.68

Sources: RBA, ABS, Westpac Economics.

Australia's economy is diversified and flexible


Sector contribution to GDP (%)[1]
11
7
9
8
10
6
13
6
10
13
4
Mining
Manufacturing
Construction
Transport, Utilities
Wholesale, Retail
Household services
Education & Health
Government
Finance
Property, Business services
Rural
Communications


Australian employment by sector 2015/16 (%)
2
7
9
6
14
13
13
8
6
4
15
3
Mining
Manufacturing
Construction
Transport, Utilities
Wholesale, Retail
Household services
Health, Social Assistance
Education
Public Administration
Finance
Business services
Agriculture

Sources: ABS, Westpac Economics. 1 Excludes ownership of dwellings and taxes less subsidies.

Australian housing sector: geographic differences


%
40
30
20
10
0
-10
-20
House price growth rates (%)
6mth annualised growth rates, all dwellings, composite of all measures, seasonally adjusted
Sydney
Melbourne
Brisbane
Perth
Oct-10
Oct-11
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16

Sources: ABS, CoreLogic, APM, Residex, Westpac Economics.

110 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australian and New Zealand economic forecasts

Key economic indicators[1] (%) as at October 2016		Calendar year			
		2014	2015	2016f	2017f
World	**GDP**	**3.4**	**3.1**	**3.2**	**3.4**
Australia	**GDP**	**2.7**	**2.4**	**2.9**	**3.0**
	Private consumption	2.8	2.8	2.7	3.0
	Business investment[2,3]	-4.2	-9.2	-9.2	-4.5
	Unemployment – end period	6.2	5.8	5.5	5.7
	CPI headline – year end	1.7	1.7	1.5	1.7
	Interest rates – cash rate	2.50	2.00	1.50	1.50
	Credit growth, Total – year end	5.8	6.6	5.4	5.5
	Credit growth, Housing – year end	7.0	7.4	6.4	5.7
	Credit growth, Business – year end	4.7	6.4	4.5	5.5
New Zealand	**GDP**	**3.8**	**2.5**	**3.6**	**3.4**
	Unemployment – end period	5.5	5.0	5.1	4.6
	Consumer prices	0.8	0.1	1.0	1.7
	Interest rates – official cash rate	3.50	2.50	1.75	1.75
	Credit growth – Total	4.6	6.2	7.5	6.6
	Credit growth – Housing	5.1	6.0	8.6	8.1
	Credit growth – Business	3.7	6.7	6.5	4.8

1 Source: Westpac Economics. 2 GDP and component forecasts updated following the release of quarterly national accounts. 3 Business investment adjusted to exclude the effect of private sector purchases of public assets.

111 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australian economy outlook sound, though some soft spots

Economy continues to grow



Real GDP growth (%)
% growth, year-ended
5
4
3
2
1
0
Jun-08
Jun-10
Jun-12
Jun-14
Jun-16

Source: ABS, Westpac Economics

AUD close to post float average



AUD/USD actual & forecast
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
F'casts
AUD/USD
average post float
= 0.76
Sep-08
Sep-10
Sep-12
Sep-14
Sep-16

Sources: RBA, Westpac Economics.

Non-mining economy advancing



Employment (# '000)
'000
Household services
Business services
Mining
Construction
Goods distribution
Manufacturing
700
600
500
400
300
200
100
0
-100
-200
Jun-09
Jun-11
Jun-13
Jun-15

Sources: ABS, Westpac Economics.

Income shock starting to ease



Terms of trade and National incomes (%)
% ann
% ann
Terms of trade (lhs)
National income, nominal GDP (rhs)
Westpac
forecasts
period avg: 5.6% yr
30
20
10
0
-10
-20
-30
-40
12
10
8
6
4
2
0
-2
Jun-92
Jun-96
Jun-00
Jun-04
Jun-08
Jun-12
Jun-16

Sources: ABS, Westpac Economics.

Australian unemployment rate (%)



%
6
4
2
0
Sep-08
Sep-10
Sep-12
Sep-14
Sep-16

Sources: ABS, Westpac Economics.

112 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Service exports performing strongly, supported by 'consumer' China

- International trade in services is contributing to the rebalancing of growth in Australia
- Service exports represent 4% of GDP and given the labour intensive nature of these activities, have a significant spill-over effect
- Service exports 3-year growth is the fastest since 2001, boosted by the lower Australian dollar and supported by consumer demand from China
- NSW and Victoria are benefitting, attracting international visitors and foreign students
- NSW accounts for 42% of total service exports, 10ppts above its share of the national economy

Service exports ($bn)



$bn
Rolling annual, nominal
Education
Business services¹
Leisure travel
Transportation
Business travel
20
18
16
14
12
10
8
6
4
2
0
Jun-92
Jun-98
Jun-04
Jun-10
Jun-16

Sources: ABS, Westpac Economics

Education



'000
Commencements, Australian universities
'000
2016, preliminary
Total
China
India
160
140
120
100
80
60
40
20
0
2002 2004 2006 2008 2010 2012 2014 2016#

Sources: AEI.gov.au, Westpac Economics

Business services



$bn
Financial services
Professional services
IT & telecommunications
Technical services
$bn
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Jun-86
Jun-94
Jun-02
Jun-10
Jun-86 Jun-94 Jun-02 Jun-10

Sources: ABS, Westpac Economics

International arrivals in Australia (millions)



mn
Annual arrivals, financial years
mn
2015/16: +18% vs 2 years ago
Asia, ex-China
Europe
NZ
China
US
Other
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1992
1996
2000
2004
2008
2012
2016
2020

Sources: ABS, Westpac Economics

1 Includes legal & professional services, financial services, IT & Telecommunications, Intellectual property rights and other.

113 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australian labour market
Widening of employment gains to more sectors

Australia: more than just mining



Sector contribution to GDP (%)[1]
4
11
7
9
8
10
6
13
6
10
13
Mining
Manufacturing
Construction
Transport, Utilities
Wholesale, Retail
Household services
Education & Health
Government
Finance
Property, Business services
Rural
Communications



Australian employment by sector 2015/16 (%)
3
2
7
9
6
14
13
13
8
6
4
15
Mining
Manufacturing
Construction
Transport, Utilities
Wholesale, Retail
Household services
Health, Social Assistance
Education
Public Administration
Finance
Business services
Agriculture

Sources: ABS, Westpac Economics.

1 Excludes ownership of dwellings and taxes less subsidies.

Australia: employment by sector (annual change, '000)



Health & education
Leisure & hospitality
Construction
Finance & real estate
Government
Business services
Agriculture
Retail
Wholesale & transp.
Utilities
Mining
Manufacturing
Q3 2015
Q3 2016
*6mth avg level compared to 6mth avg level a year ago
-50
-25
0
25
50
75
100
125
150
change in employment*

Sources: ABS, Westpac Economics.

114 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

NSW and Victoria performing strongly; weakness in WA

Australian population by State (#m)



mn
7.7
6.0
4.8
2.6
1.7
0.5
0.4
0.2
NSW (32%)
Vic (25%)
Qld (20%)
WA (11%)
SA (7%)
Tas
ACT
NT

- Total population: 24.1 million (Mar 2016)
- 57% of the population live in 2 states – NSW and Victoria

Sources: ABS, Westpac Economics

Domestic final demand (% ann)



% ann
Jun-15 yr
Jun-16 yr
-1.7
-7.3
-3.7
0.4
1.3 1.3
1.6 1.7
2.1 1.9
3.6 3.8
3.4 3.5
WA
Qld
Aus
SA
Tas
NSW
Vic

Sources: ABS, Westpac Economics

Public transport project pipeline ($bn)



$bn
2013 Q1* vs 2016 Q2
Possible
Under consideration
Definite
* 2013 Q1 was the low point
44
75
27
47
24
28
14
19
3
9
0.2
1
NSW
Vic
Qld
WA
SA
Tas

Sources: Deloitte Access Economics, Westpac Economics

State jobs markets (index, share of total employment)



index
Dec '09 = 100
index
Vic (25%)
NSW (32%)
Tas (2%)
WA (11%)
Qld (20%)
SA (7%)
Sep-10
Sep-12
Sep-14
Sep-16

Sources: ABS, Westpac Economics

115 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australian state economies

WA
POPULATION
2.6 million
SIZE OF ECONOMY
17% of Australian GDP
GROWTH
1.0% forecast for 2015/16
1.1% forecast for 2016/17
HOUSE PRICES
Perth dwelling prices down 4.4%yr to October 2016


Darwin
Northern Territory
Western Australia
Queensland
South Australia
Brisbane
New South Wales
Perth
Adelaide
ACT
Canberra
Sydney
Victoria
Melbourne
Tasmania
Hobart

QLD
POPULATION
4.8 million
SIZE OF ECONOMY
19% of Australian GDP
GROWTH
2.5% forecast for 2015/16
4.0% forecast for 2016/17
HOUSE PRICES
Brisbane dwelling prices up 4.1%yr to October 2016

NSW
POPULATION
7.7 million
SIZE OF ECONOMY
31% of Australian GDP
GROWTH
3.4% forecast for 2015/16
3.3% forecast for 2016/17
HOUSE PRICES
Sydney dwelling prices up 9.7%yr to October 2016

SA
POPULATION
1.7 million
SIZE OF ECONOMY
6% of Australian GDP
GROWTH
2.5% forecast for 2015/16
2.0% forecast for 2016/17
HOUSE PRICES
Adelaide dwelling prices up 1.6%yr to October 2016

VIC
POPULATION
6.0 million
SIZE OF ECONOMY
22% of Australian GDP
GROWTH
3.7% forecast for 2015/16
3.2% forecast for 2016/17
HOUSE PRICES
Melbourne dwelling prices up 8.3%yr to October 2016

Sources: ABS, CoreLogic, Westpac Economics

116 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200

Credit growth expanding at a modest pace

Business confidence and consumer confidence (net balance)


Consumer (lhs)
Business * (rhs)
monthly
* rebased to avg 0
130
120
110
100
90
80
70
60
30
20
10
0
-10
-20
-30
-40
Sep-04
Sep-08
Sep-12
Sep-16

Sources: Westpac MI, NAB, Westpac Economics.

- Consumer sentiment has broadly improved over the last year but has been choppy month to month. Most recently sentiment has lifted following the RBA's May and August rate cuts
- Heightened job loss fears have been a recurring consumer theme in recent years but have also shown some signs of improvement
- Business confidence is at around historic averages, supported by improved business conditions. Actual business conditions have lifted to above average readings as the non-mining economy strengthens, responding to lower rates and a lower dollar

Australian private sector credit growth (% ann)


% annual
Housing
Total credit
Business
% annual
Forecasts end 2017
25
20
15
10
5
0
(5)
(10)
-5
-10
Sep-92
Sep-96
Sep-00
Sep-04
Sep-08
Sep-12
Sep-16

Sources: RBA, Westpac Economics.

- Credit grew by 5.4% in the year to September 2016, moderating from 6.6% at end 2015 as housing cooled following tighter lending conditions in 2015 and due to a soft spot in business ahead of the July Federal election. Over the past three months, credit grew 4.7% annualised
- Credit growth is expected to grow at around 5.5% in the year to Dec 2017, similar to that achieved in 2016. In terms of composition, housing credit growth is expected to moderate as regulatory constraints limit investor credit growth, while business credit growth is expected to be a little higher than in 2016.

117 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australia's high rise apartment market

- Construction in Australia has responded to low rates and the end of the mining boom
- A pick-up in apartment construction in recent years will see a large number of completions in 2016 and 2017
- Inner-city Melbourne is forecast to have the largest number of completions (around 16,000) over the next two years, followed by Brisbane (12,000) and Sydney (10,000)[1]
- New completions will start to address the large structural deficit in Australian housing that accumulated over the past decade, driven by strong migration-led population growth and low levels of building during the mining boom
- Market-wide oversupply not likely but pockets of oversupply may emerge over the short to medium term as new supply is absorbed

Dwelling construction: indicative completion times[2]



%
detached houses
low-mid rise
high rise
Average construction time for 'high rise' about 2-2½yrs
0
12
24
36
48
60
100
90
80
70
60
50
40
30
20
10
0

Sources: ABS, Westpac Economics.

Population versus dwelling stock (annual average change '000)



Population
New 'high rise' apartments^
Total dwelling stock^
*Average annual change
^Net of demolitions – implied by Census data; 'high rise' is completions only;
#Westpac estimates
1950s
1960s
1970s
1980s
1990s
2000s
last 6 yrs
next 4yrs#
400
350
300
250
200
150
100
50
0

Sources: REIA, Westpac Economics.

1 Source: RBA, CoreLogic. 2 Estimated proportion of approved dwellings completed by months after approval. Note that not all approved dwellings are completed, reflecting both cancellations and reductions in project size. Also, 'high rise' projects often have significant delays between approval and commencement.

118 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australian housing market has sound fundamentals, Sector moderating

Population versus dwelling stock (annual average change '000)



population
dwelling stock*
* net of demolitions – implied by Census data; Westpac estimates
210
77
226
98
187
114
236
125
196
136
300
125
351
140
1950s
1960s
1970s
1980s
1990s
2000s
last 6 years

Sources: REIA, Westpac Economics.

Residential rental vacancy rates (%)



%
Australia
Sydney
Melbourne
investor housing boom
7
6
5
4
3
2
1
0
3.0
2.8
1.9
Sep-86
Sep-91
Sep-96
Sep-01
Sep-06
Sep-11
Sep-16

Sources: ABS, Westpac Economics.

New dwelling completions v population growth - NSW (#)



Population
Completions
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Jun-82
Jun-86
Jun-90
Jun-94
Jun-98
Jun-02
Jun-06
Jun-10
Jun-14

Sources: ABS, Westpac Economics.

Dwelling approvals: 2% off their peak ('000 mth, annualised)



trend
sa
Private approvals
long run avg: 160k
RBA easing cycles
240
200
160
120
80
Aug-96
Aug-00
Aug-04
Aug-08
Aug-12
Aug-16

Sources: RBA, Westpac Economics

119 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

House price growth and activity
Some moderation, geographic differences

Capital city	Population	% Change Year on Year (Oct-16)	Average since 2007
Sydney	4.9m	Up 9.7%	Up 7.3%
Melbourne	4.9m	Up 8.3%	Up 6.2%
Brisbane	2.3m	Up 4.1%	Up 1.4%
Perth	2.0m	Down 4.4%	Down 0.2%
Adelaide	1.3m	Up 1.6%	Up 1.7%

1 Sources: ABS, CoreLogic, Westpac Economics.

Capital city dwelling prices – growth rates (%)



%
* 6mth annualised growth rates, all dwellings, composite of all measures, seasonally adjusted
30
20
10
0
-10
-20
Sydney
Melbourne
Brisbane
Perth
Oct-10
Oct-11
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16

Sources: ABS, CoreLogic, APM, Residex, Westpac Economics.

Sydney dwelling prices vs rest of Australia (ratio of weighted medians other major capital cities)



%
2.0
1.8
1.6
1.4
1.2
1.0
0.8
Sep-81
Sep-86
Sep-91
Sep-96
Sep-01
Sep-06
Sep-11
Sep-16

Sources: ABS, CoreLogic, APM, Residex, Westpac Economics.

Housing credit (6mnth % change annualised)



36
32
28
24
20
16
12
8
4
0
Total
Owner-occupier
Investor
6.5
5.9
4.7
Aug-02
Aug-04
Aug-06
Aug-08
Aug-10
Aug-12
Aug-14
Aug-16

Sources: RBA, Westpac Economics.

120 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Investment property lending off highs

- Investor activity responded in 2014 and into 2015 to low vacancy rates, solid rental yields and returns compared to other asset classes, and low interest rates, including low fixed rates offering attractive opportunities to hedge interest rate risk
- Regulators moved in 2015 to contain growth in this sector with measures having a clear effect: investor credit growth slowed from 11.9% in November 2014 to 5.3% in November 2015 on a three month annualised basis[1]
- Total market turnover has fallen back to relatively low levels and is well below the both recent peaks and the extreme highs seen in 2002-03, when market activity was particularly strong (high turnover is often associated with greater speculative activity)

1 Source: RBA

Housing finance approvals: value of housing finance ($bn/mth)


$bn/mth
20
15
10
5
0
'upgraders', ex-refinancing
investor finance
first home buyers
Aug-96
Aug-01
Aug-06
Aug-11
Aug-16

Sources: ABS, Westpac Economics.

Dwelling turnover (quarterly # '000)


200
180
160
140
120
100
80
60
40
20
0
estimated investor purchases
all dwellings
units
FIRB approvals
Jun-96
Jun-00
Jun-04
Jun-08
Jun-12
Jun-16

Sources: CoreLogic, ABS, FIRB, Westpac Economics

Investor housing yields vs shares, deposits (% p.a.)


10
8
6
4
2
0
rental yield*
ASX 200 dividend yield
1yr term deposit
*gross yield, median rent on 2bdrm unit as % of median unit price
Mar-96
Mar-00
Mar-04
Mar-08
Mar-12
Mar-16

Sources: CoreLogic, REIA, RBA, Westpac Economics.

121 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Australian households
A cautious approach to household finances

Australian households: debt to income ratio (%)


%
total (gross) debt
total debt net of offset accounts
total debt net of all deposits*
trend since Jun-07
*Westpac estimates prior to 1988
debt net of all deposits also excludes funds held in mortgage offset accounts
–23pts since peak
180
130
80
30
-20
Sep-82 Sep-87 Sep-92 Sep-97 Sep-02 Sep-07 Sep-12 Sep-17

Sources: ABS, RBA, Westpac Economics.

Consumer survey: 'Wisest place for savings'


%
shares
real estate
deposits
pay down debt
70
60
50
40
30
20
10
0
Sep-98 Sep-01 Sep-04 Sep-07 Sep-10 Sep-13 Sep-16

Sources: Melbourne Institute, Westpac Economics.

Housing affordability: all dwellings


%
% income required to service mortgage of 75% median dwelling, all regions deteriorate
improve
if mortgage rate was 1% higher
long run avg
10yr avg
estimates based on capital cities prior to 1993
40
35
30
25
20
15
10
Sep-81 Sep-86 Sep-91 Sep-96 Sep-01 Sep-06 Sep-11 Sep-16

Sources: CoreLogic, Residex, Westpac Economics.

Household savings rate (% income)


% income
*annual national accounts estimates
6.8
15
12
9
6
3
0
-3
Jun-92 Jun-96 Jun-00 Jun-04 Jun-08 Jun-12 Jun-16

Sources: ABS, Westpac Economics.

122 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

New Zealand economy

Key economic statistics	FY15	FY16f	Change
GDP annual average growth	2.9%	3.2%	30 bps
Inflation rate	0.4%	0.2%	(20 bps)
Official cash rate (OCR)	3.0%	2.0%	(100 bps)
Unemployment rate	5.5%	4.9%	(60 bps)
Dairy payout (ex dividend)[1,2]	$4.40	$3.90	($0.50)

Source: RBNZ, Westpac Economics

NZD/USD, NZD/AUD and TWI


NZD/USD
NZD/AUD
TWI (right axis)
Westpac forecast

Source: RBNZ, Westpac Economics

GDP growth (%)


Qtr % chg
Annual average % change
Westpac forecast

Source: Statistics NZ, Westpac Economics

New Zealand unemployment rate (%)


%
%
Westpac Forecast

Source: Statistics NZ, Westpac Economics

1 Westpac NZ Economics forecast (ex dividend), Fonterra forecast is $3.90/kg. 2 Seasons ended May.

123 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

New Zealand economy
Conditions are improving for the dairy sector

- Global dairy prices have improved significantly in recent months as fundamentals have shifted in favour of dairy producers
- The sustained period of lower prices has led to milk supply contracting in key dairy exporting regions including Europe, New Zealand and Australia
- In addition, there have been some signs of firmer demand, particularly out of China
- Consequently, Westpac Economics has upgraded our forecast of the farm gate milk price for this season to $5.80. However, while this is a significant improvement for farmers, it will take some time for farmers to repair their balance sheets following two seasons of very low prices, and the sector is likely to remain cautious for some time yet
- The New Zealand tourism sector continues to perform strongly. Visitor arrivals in September were up 13% on a year ago

Dairy payout and dividend[1]



Kg Ms
Kg Ms
Westpac forecast
Dividend
Milk price
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
2002/03
2003/04
2004/05
2005/06
2006/07
2007/08
2008/09
2009/10
2010/11
2011/12
2012/13
2013/14
2014/15
2015/16
2016/17
2017/18

Source: Fonterra, Westpac Economics

NZ export commodity price index (NZD)



Indexed to 100 Jan 2000
Indexed to 100 Jan 2000
400
350
300
250
200
150
100
50
0
Meat, Skins and Wool
Dairy Products
Horticultural Products
Seafood
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16

Source: ANZ, Westpac

Break-even dairy payout



Kg Ms
Kg Ms
Break Even Effective Payout
Fonterra payout including dividend
Forecast
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
2002/03
2004/05
2006/07
2008/09
2010/11
2012/13
2014/15
2016/17

Source: RBNZ, DairyNZ, Westpac, Fonterra

1 Westpac NZ Economics forecast (ex dividend), Fonterra forecast is $3.90/kg. 2 Seasons ended May.

124 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

200 | W

New Zealand economy
Housing market trends prompt policy response

- House prices have been rising at a rapid pace, including strong growth in many regions outside of Auckland. This has been encouraged by record low interest rates. In addition, in parts of the country such as Auckland, housing supply has not kept up with population growth
- Increases in house prices have seen credit growth accelerating and household debt climbing to record levels. House prices appear overvalued compared to metrics such as price-to-rents and price-to-incomes. This has raised financial stability concerns. In response, the RBNZ recently tightened restrictions on mortgage lending further
  - For investors, 95% of loans must now have at least a 40% deposit
  - For owner occupiers, 90% of loans must now have at least a 20% deposit
- The tightening in lending restrictions has seen some moderation in house price inflation. However, as with previous changes, the impact of these latest changes is expected to have only a temporary impact on prices

New Zealand house prices by region (index)



Wellington
Christchurch
Other Nth Island
Other Sth Island
Auckland
Index = 100 in 2007
Jan-07 Jan-09 Jan-11 Jan-13 Jan-15
80 100 120 140 160 180 200 220

Sources: REINZ, Westpac Economics

Household debt, share of disposable income (%)



%
100 125 150 175
1999 2002 2005 2008 2011 2014

Source: RBNZ

Housing turnover



NZ$m
sales
Mortgage approvals, value (left axis)
House sales, number (right axis)
2,000 3,000 4,000 5,000 6,000 7,000
3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000
2008 2009 2010 2011 2012 2013 2014 2015 2016

Sources: RBNZ, REINZ

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200

Financial … cash earnings unless
otherwise … page 36 for definition. Results
principally … and 2H15. Comparison of 1H16
versus 2H15
(unless …)
RESCUE

Appendix & Disclaimer

200 | Westpac GROUP

200 years proudly supporting Australia

Appendix 1: Cash earnings adjustments

Cash earnings adjustment	2H15 $m	1H16 $m	2H16 $m	Description
Reported net profit	4,403	3,701	3,744	Net profit attributable to owners of Westpac Banking Corporation
Partial sale of BTIM	(665)	0	0	During Second Half 2015 the Group recognised a significant gain following the partial sale and deconsolidation of the Group's shareholding in BT Investment Management. This gain has been treated as a cash earnings adjustment given its size and that it does not reflect ongoing operations
Capitalised technology cost balances	354	0	0	Following changes to the Group's technology and digital strategy, rapid changes in technology and evolving regulatory requirements a number of accounting changes have been introduced, including moving to an accelerated amortisation methodology for most existing assets with a useful life of greater than three years, writing off the capitalised cost of regulatory program assets where the regulatory requirements have changed and directly expensing more project costs. The expense recognised in 2H15 to reduce the carrying value of impacted assets has been treated as a cash earnings adjustment given its size and that it did not reflect ongoing operations
Amortisation of intangible assets	76	79	79	The merger with St.George, the acquisition of J O Hambro Capital Management and acquisition of Lloyds resulted in the recognition of identifiable intangible assets. The commencement of equity accounting for BTIM also resulted in the recognition of notional identifiable intangible assets within the investments in associate's carrying value. The intangible assets recognised relate to core deposits, customer relationships, management contracts and distribution relationships. These intangible items are amortised over their useful lives, ranging between four and twenty years. The amortisation of these intangible assets (excluding capitalised software) is a cash earnings adjustment because it is a non-cash flow item and does not affect cash distributions available to shareholders
Acquisition transaction and integration expenses	31	7	8	Costs associated with the acquisition of Lloyds have been treated as a cash earnings adjustment as they do not reflect the earnings expected from the acquired businesses following the integration period
Lloyds tax adjustments	(64)	0	0	Tax adjustments arising from the acquisition of Lloyds have been treated as a cash earnings adjustment in line with our treatment of Lloyds acquisition and integration costs
Fair value (gain)/loss on economic hedges	(59)	83	120	Unrealised fair value (gain)/loss on economic hedges: FX hedges on future NZ earnings and accrual accounted term funding transactions are reversed as they may create a material timing difference on reported earnings in the current period, which does not affect cash earnings over the life of the hedge
Ineffective hedges	2	26	(35)	The (gain)/loss on ineffective hedges is reversed in deriving cash earnings for the period because the gain or loss arising from the fair value movement in these hedges reverses over time and does not affect the Group's profits over time
Treasury shares	(36)	8	2	Under AAS, Westpac shares held by the Group in the managed funds and life businesses are deemed to be Treasury shares and the results of holding these shares are not permitted to be recognised as income in the reported results. In deriving cash earnings, these results are included to ensure there is no asymmetrical impact on the Group's profits because the Treasury shares support policyholder liabilities and equity derivative transactions which are re-valued in determining income
Cash earnings	4,042	3,904	3,918	

127 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Appendix 2: Definitions

Westpac's divisions	
Consumer Bank	Consumer Bank (CB) is responsible for sales and service to consumer customers in Australia under the Westpac, St.George, BankSA, Bank of Melbourne and RAMS brands. Activities are conducted through a dedicated team of specialist consumer relationship managers along with an extensive network of branches, contact centres and ATMs. Customers are also supported by a range of internet and mobile banking solutions. CB also works in an integrated way with BTFG and WIB in the sales and service of select financial services and products including in wealth and foreign exchange. The revenue from these products is mostly retained by the product originators
Business Bank	Business Bank (BB) is responsible for sales and service to micro, SME and commercial business customers for facilities up to approximately $150 million. The division operates under the Westpac, St.George, BankSA and Bank of Melbourne brands. Customers are provided with a wide range of banking and financial products and services to support their lending, payments and transaction needs. In addition, specialist services are provided for cash flow finance, trade finance, automotive and equipment finance, property finance and treasury services. The division is also responsible for certain consumer customers with auto finance loans. BB works in an integrated way with BTFG and WIB in the sales and service of select financial services and products including corporate superannuation, foreign exchange and interest rate hedging. The revenue from these products is mostly retained by the product originators
WIB	Westpac Institutional Bank (WIB) delivers a broad range of financial products and services to commercial, corporate, institutional and government customers with connections to Australia and New Zealand. WIB operates through dedicated industry relationship and specialist product teams, with expert knowledge in transactional banking, financial and debt capital markets, specialised capital, and alternative investment solutions. Customers are supported throughout Australia as well as via branches and subsidiaries located in New Zealand, the US, UK and Asia. WIB is also responsible for Westpac Pacific currently providing a range of banking services in Fiji and PNG. WIB works in an integrated way with all the Group's divisions in the provision of more complex financial needs including across foreign exchange and fixed interest solutions

Westpac's divisions	
BTFG	BT Financial Group (Australia) (BTFG) is the wealth management and insurance arm of the Westpac Group providing a broad range of associated services. BTFG's funds management operations include the manufacturing and distribution of investment, superannuation, retirement products, wealth administration platforms, private banking, margin lending and equities broking. BTFG's insurance business covers the manufacturing and distribution of life, general and lenders mortgage insurance. The division also uses third parties for the manufacture of certain general insurance products as well as actively reinsuring its risk using external providers across all insurance classes. BTFG operates a range of wealth, funds management (including Ascalon which is a boutique incubator of emerging fund managers), and financial advice brands and operates under the banking brands of Westpac, St.George, Bank of Melbourne and BankSA for Private Wealth and Insurance. BT Investment Management Limited (BTIM) is 29.5% owned by BTFG (following a partial sale in 2015) with the business being equity accounted from July 2015. BTFG works in an integrated way with all the Group's Australian divisions in supporting the insurance and wealth needs of customers
Westpac NZ	Westpac New Zealand is responsible for sales and service of banking, wealth and insurance products for consumers, business and institutional customers in New Zealand. Westpac conducts its New Zealand banking business through two banks in New Zealand: Westpac New Zealand Limited, which is incorporated in New Zealand and Westpac Banking Corporation (New Zealand Branch), which is incorporated in Australia. Westpac New Zealand operates via an extensive network of branches and ATMs across both the North and South Islands. Business and institutional customers are also served through relationship and specialist product teams. Banking products are provided under the Westpac brand while insurance and wealth products are provided under Westpac Life and BT brands, respectively. New Zealand also has its own infrastructure, including technology, operations and treasury
Group Businesses or GBU	This segment provides centralised Group functions including Treasury, Technology and Core Support (finance, human resources etc.). Costs are partially allocated to other divisions in the Group, with costs attributed to enterprise activity retained in Group Businesses. This segment also reflects Group items including: earnings on capital not allocated to divisions, earnings from non-core asset sales and certain other head office items such as centrally raised provisions

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200

Appendix 2: Definitions (continued)

Capital and asset quality

Capital ratios	As defined by APRA (unless stated otherwise)
Internationally comparable	The internationally comparable common equity Tier 1 (CET1) capital ratio is an estimate of Westpac's CET1 ratio calculated on rules comparable with global peers. The ratio adjusts for differences between APRA's rules and those applied to global peers. The adjustments are applied to both the determination of regulatory CET1 and the determination of risk weighted assets. Methodology aligns with the APRA study titled "International capital comparison study" dated 13 July 2015
Leverage ratio	As defined by APRA (unless state otherwise). Tier 1 capital divided by 'exposure measure' and expressed as a percentage. 'Exposure measure' is the sum of on-balance sheet exposures, derivative exposures, securities financing transaction exposures and other off-balance sheet exposures
Liquidity coverage ratio (LCR)	An APRA requirement to maintain an adequate level of unencumbered high quality liquid assets, to meet liquidity needs for a 30 calendar day period under an APRA-defined severe stress scenario. Absent a situation of financial stress, the value of the LCR must not be less than 100%, effective 1 January 2015. LCR is calculated as the percentage ratio of stock of HQLA and CLF over the total net cash out flows in a modelled 30 day defined stressed scenario
Risk Weighted Assets or RWA	Assets (both on and off-balance sheet) are risk weighted according to each asset's inherent potential for default and what the likely losses would be in case of default. In the case of non asset backed risks (ie. market and operational risk), RWA is determined by multiplying the capital requirements for those risks by 12.5
Impaired assets	Includes exposures that have deteriorated to the point where full collection of interest and principal is in doubt, based on an assessment of the customer's outlook, cashflow, and the net realisation of value of assets to which recourse is held: 1. facilities 90 days or more past due, and full recovery is not in doubt: exposures where contractual payments are 90 or more days in arrears and the net realisable value of assets to which recourse is held may not be sufficient to allow full collection of interest and principal, including overdrafts or other revolving facilities that remain continuously outside approved limits by material amounts for 90 or more calendar days; 2. non-accrual assets: exposures with individually assessed impairment provisions held against them, excluding restructured loans; 3. restructured assets: exposures where the original contractual terms have been formally modified to provide for concessions of interest or principal for reasons related to the financial difficulties of the customer;

Asset quality

Impaired assets (continued)	4. other assets acquired through security enforcement (includes other real estate owned): includes the value of any other assets acquired as full or partial settlement of outstanding obligations through the enforcement of security arrangements; and 5. any other assets where the full collection of interest and principal is in doubt
Stressed loans	Stressed loans are the total of watchlist and substandard, 90 days past due and not impaired and impaired assets
90 days past due and not impaired	Includes facilities where: 1. contractual payments of interest and / or principal are 90 or more calendar days overdue, including overdrafts or other revolving facilities that remain continuously outside approved limits by material amounts for 90 or more calendar days, including from First Half 2016 accounts for customers who have been granted hardship assistance; or 2. an order has been sought for the customer's bankruptcy or similar legal action has been instituted which may avoid or delay repayment of its credit obligations; and 3. the estimated net realisable value of assets / security to which Westpac has recourse is sufficient to cover repayment of all principal and interest, or which are not secured but there is a reasonable expectation that full recovery or the amount due will be made and interest is being taken to profit on an accrual basis. These facilities, while in default, are not treated as impaired for accounting purposes
Total committed exposures (TCE)	Represents the sum of the committed portion of direct lending (including funds placement overall and deposits placed), contingent and pre-settlement risk plus the committed portion of secondary market trading and underwriting risk
Watchlist and substandard	Loan facilities where customers are experiencing operating weakness and financial difficulty but are not expected to incur loss of interest or principal
Individually assessed provisions or IAPs	Provisions raised for losses that have already been incurred on loans that are known to be impaired and are individually significant. The estimated losses on these impaired loans is based on expected future cash flows discounted to their present value and as this discount unwinds, interest will be recognised in the income statement

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200

Appendix 2: Definitions (continued)

Asset quality (continued) & financial performance

Collectively assessed provisions or CAPs	Loans not found to be individually impaired or significant will be collectively assessed in pools of similar assets with similar risk characteristics. The size of the provision is an estimate of the losses already incurred and will be estimated on the basis of historical loss experience for assets with credit characteristics similar to those in the collective pool. The historical loss experience will be adjusted based on current observable data. Included in the collectively assessed provision is an economic overlay provision which is calculated based on changes that occurred in sectors of the economy or in the economy as a whole
Cash earnings	Is a measure of the level of profit that is generated by ongoing operation and is therefore available for distribution to shareholders. Three categories of adjustments are made to reported results to determine cash earnings: material items that key decision makers at Westpac believe do not reflect ongoing operations; items that are not considered when dividends are recommended; and accounting reclassifications that do not impact reported results. For details of these adjustments refer to slide 127.
Core earnings	Net operating income less operating expenses
AIEA	Average interest-earning assets and is the average balance of assets held by the Group that generate interest income. Where possible, daily balances are used to calculate the average balance for the period
Net interest margin	Calculated by dividing net interest income by average interest-earning assets
Full-time equivalent employees (FTE)	A calculation based on the number of hours worked by full and part-time employees as part of their normal duties. For example, the full-time equivalent of one FTE is 76 hours paid work per fortnight
Net tangible assets per ordinary share	Net tangible assets (total equity less goodwill and other intangible assets less minority interests) divided by the number of ordinary shares on issue (reported)
Cash earnings per ordinary share	Cash earnings divided by the weighted average ordinary shares (cash earnings basis)
Weighted average ordinary shares (cash earnings)	Weighted average number of fully paid ordinary shares listed on the ASX for the relevant period
Weighted average ordinary shares (reported)	Weighted average number of fully paid ordinary shares listed on the ASX for the relevant period less Westpac shares held by the Group ('Treasury shares')

Other

High quality liquid assets (HQLA)	As defined by APRA in Australian Prudential Standard APS210 Liquidity, including BS-13 qualifying liquid assets, less RBA open repos funding end of day ESA balances with the RBA
Committed liquidity facility (CLF)	The RBA makes available to Australian Authorised Deposit-taking Institutions a CLF that, subject to qualifying conditions, can be accessed to meet LCR requirements under APS210 Liquidity
Net Stable Funding Ratio (NSFR)	The NSFR is defined as the ratio of the amount of available stable funding (ASF) to the amount of required stable funding (RSF) defined by APRA. The amount of ASF is the portion of an ADI's capital and liabilities expected to be a reliable source of funds over a one year time horizon. The amount of RSF is a function of the liquidity characteristics and residual maturities of an ADI's assets and off-balance sheet activities. When it is implemented by APRA from 1 January 2018, ADI's must maintain an NSFR of at least 100%
Credit value adjustment (CVA)	CVA adjusts the fair value of over-the-counter derivatives for credit risk. CVA is employed on the majority of derivative positions and reflects the market view of the counterparty credit risk. A Debit Valuation Adjustment (DVA) is employed to adjust for our own credit risk
Funding valuation adjustment (FVA)	FVA reflects the estimated present value of the future market funding cost or benefit associated with funding uncollateralised derivatives

130 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Appendix 2: Definitions (continued)

Other	
Australian customers with wealth products metrics provider	Data based on Roy Morgan Research, Respondents aged 14+ and 12 month rolling. Wealth penetration is defined as the proportion of Australians who have a Deposit or Transaction Account, Mortgage, Personal Lending or Major Card with a Banking Group and also have Managed Investments, Superannuation or Insurance with the same Banking Group Westpac includes Westpac, Bank of Melbourne (until Jul-11), BT, Challenge Bank, RAMS (until Dec-11), Rothschild, ASGARD, and Sealcorp St.George brands include St. George, Advance Bank, BankSA, Bank of Melbourne (from Aug-11), Dragondirect, RAMS (from Jan-12). Westpac Group includAdvance Bank, ASGARD, BankSA, Bank of Melbourne, BT, Challenge Bank, Dragondirect, RAMS, Rothschild, and Sealcorp. 'Peers includes: ANZ Group, CBA Group, NAB Group, Westpac and St.George brands'
NZ customers with wealth products (%)	Number of customers who have managed investments or superannuation with Westpac NZ as a proportion of the total active customers in Westpac NZ Retail, Private and Business Bank
Customer satisfaction – overall consumer	Source: Roy Morgan Research, September 2014 - 2016, 6MMA. Main Financial Institution (as defined by the customer). Satisfaction ratings are based on the relationship with the financial institution. Customers must have at least a Deposit/Transaction account relationship with the institution and are aged 14 or over. Satisfaction is the percentage of customers who answered 'Very' or 'Fairly satisfied' with their overall relationship with their MFI
Customer satisfaction – overall business	Source: DBM Consultants Business Financial Services Monitor, September 2014 - 2016, 6MMA. MFI customers, all businesses. The Customer Satisfaction score is an average of customer satisfaction ratings of the customer's main financial institution for business banking on a scale of 0 to 10 (0 means 'extremely dissatisfied' and 10 means 'extremely satisfied')

Other	
Customer satisfaction – SME	Source: DBM Consultants Business Financial Services Monitor, September 2014 - 2016, 6MMA. MFI customers, SME businesses. The Customer Satisfaction score is an average of customer satisfaction ratings of the customer's main financial institution for small business banking on a scale of 0 to 10 (0 means 'extremely dissatisfied' and 10 means 'extremely satisfied')
Westpac Group rank	The ranking refers to Westpac's position relative to the other three major Australian banks (ANZ, CBA and NAB)
Customer satisfaction – New Zealand	Source: Camorra Research. % of main bank customers who rated excellent or very good, rolling three month as at September 2016
NPS	Net Promoter Score measures the net likelihood of recommendation to others of the customer's main financial institution for retail or business banking. Net Promoter Score℠ is a trademark of Bain & Co Inc., Satmetrix Systems, Inc., and Mr Frederick Reichheld. For retail banking, using a scale of 1 to 10 (1 means 'very unlikely' and 10 means 'very likely'), the 1-6 raters (detractors) are deducted from the 9-10 raters (promoters). For business banking, using a scale of 0 to 10 (0 means 'extremely unlikely' and 10 means 'extremely likely'), the 0-6 raters (detractors) are deducted from the 9-10 raters (promoters)
NPS contact centre and online platform	Based on Internal surveys, September 2016, 6 month moving average

131 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Investor Relations Team

Equity Investor Relations

Andrew Bowden
Head of Investor Relations
+61 2 8253 4008
andrewbowden@westpac.com.au

Nicole Mehalski
Director
+61 2 8253 1667
nicole.mehalski@westpac.com.au

Debt Investor Relations

Jacqueline Boddy
Director
+61 2 8253 3133
jboddy@westpac.com.au

Louise Coughlan
Director (Rating Agencies)
+61 2 8254 0549
lcoughlan@westpac.com.au

Retail Shareholder Investor Relations

Danielle Stock
Senior Manager
+61 2 8253 0922
danielle.stock@westpac.com.au

Rebecca Plackett
Senior Manager
+61 2 8253 6556
rplackett@westpac.com.au

Or email: investorrelations@westpac.com.au

www.westpac.com.au/investorcentre



Investor Centre
Latest news
Key dates and events
Popular information
Thinking about investing in Westpac

132 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack

Disclaimer

The material contained in this presentation is intended to be general background information on Westpac Banking Corporation (Westpac) and its activities.

The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information.

All amounts are in Australian dollars unless otherwise indicated.

Unless otherwise noted, financial information in this presentation is presented on a cash earnings basis. Cash earnings is a non-GAAP measure. Refer to Westpac's Full Year 2016 Financial Results (incorporating the requirements of Appendix 4E) for the twelve months ended 30 September 2016 available at www.westpac.com.au for details of the basis of preparation of cash earnings. Refer to slides 36 for an explanation of cash earnings and Appendix 1 slide 127 for a reconciliation of reported net profit to cash earnings.

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward-looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions, results of operations and financial condition, including, without limitation, future loan loss provisions, financial support to certain borrowers, indicative drivers, forecasted economic indicators and performance metric outcomes.

We use words such as 'will', 'may', 'expect', 'indicative', 'intend', 'seek', 'would', 'should', 'could', 'continue', 'plan', 'probability', 'risk', 'forecast', 'likely', 'estimate', 'anticipate', 'believe', 'aim', or other similar words to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to change, certain risks, uncertainties and assumptions which are, in many instances, beyond our control, and have been made based upon management's expectations and beliefs concerning future developments and their potential effect upon us. There can be no assurance that future developments will be in accordance with our expectations or that the effect of future developments on us will be those anticipated. Actual results could differ materially from those which we expect, depending on the outcome of various factors. Factors that may impact on the forward-looking statements made include, but are not limited to, those described in the section titled 'Risk factors' in Westpac's Interim Financial Results for the six months ended 31 March 2016 (or Annual Report for year ended 30 September 2015) available at www.westpac.com.au. When relying on forward-looking statements to make decisions with respect to us, investors and others should carefully consider such factors and other uncertainties and events. We are under no obligation to update any forward-looking statements contained in this presentation, where as a result of new information, future events or otherwise, after the date of this presentation.

133 | Westpac Group Full Year 2016 Presentation & Investor Discussion Pack